UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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☐	Soliciting Material Pursuant to §240.14a-12

Occidental Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Enterprises G.P. Inc.

Icahn Enterprises Holdings L.P.

IPH GP LLC

Icahn Capital L.P.

Icahn Onshore LP

Icahn Offshore LP

Beckton Corp.

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PRELIMINARY COPY, SUBJECT TO COMPLETION

DATED JUNE 26, 2019

SOLICITATION OF WRITTEN REQUEST FOR FIXING A RECORD DATE IN CONNECTION WITH

THE PROPOSED ACTIONS BY WRITTEN CONSENT OF THE STOCKHOLDERS OF

OCCIDENTAL PETROLEUM CORPORATION

SOLICITATION STATEMENT

OF

THE ICAHN PARTICIPANTS

The date of this Solicitation Statement is       , 2019. This Solicitation Statement and the enclosed materials are first being sent or given to stockholders on or about        , 2019.

To the Stockholders of Occidental Petroleum Corporation (the “Company” or “Occidental”):

THE PURPOSE OF THIS SOLICITATION

The Icahn Participants (as hereinafter defined) believe that the Company’s current directors have made a number of mistakes in how and at what cost they pursued the acquisition of Anadarko Petroleum Corporation (the “Anadarko transaction”). In addition to agreeing to expensive financing, the Company also structured the Anadarko transaction in a manner that deprived the stockholders of the Company of the right to vote on the transformational Anadarko transaction. The Icahn Participants also believe that the Company currently has a lack of effective corporate governance, including cumbersome provisions in the Company’s Restated Certificate of Incorporation (as amended, the “Charter”) and By-laws (as amended, the “By-laws”) that unduly restrict stockholders’ ability to act by written consent or call special meetings when appropriate. Please refer to the section of this Solicitation Statement titled “Background to the Solicitation” and “Reasons for the Solicitation” for more detailed information.

In the opinion of the Icahn Participants, the path to greater value for the Company’s stockholders is through good governance. More specifically, the Icahn Participants believe it is important to add new directors to Occidental’s Board of Directors (the “Board”) to oversee future extraordinary transactions like the Anadarko transaction and to ensure that they are not consummated without stockholder approval when appropriate. The Icahn Participants believe that the election of new directors will also help to ensure the achievement of the Board’s and management’s projected stated cost savings and deal synergies for the Anadarko transaction. Finally, the Icahn Participants believe that the election of new directors, together with the formation of a new Strategic Review Committee of the Board (as described herein), will help ensure that alternatives to maximize value for stockholders will be considered and, if appropriate, pursued by the Board and management of the Company.

The Icahn Participants further believe that changes to the Charter and By-laws are needed in order to remove the restrictive provisions that significantly impede the rights of stockholders to call a special meeting or to act by written consent.

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THE PROCESS REQUIRED TO ACHIEVE CHANGE

The Icahn Participants are seeking to remove and replace four Occidental directors and to amend the Charter and By-laws through a stockholder consent solicitation.  Under the Charter and By-laws, in order to accomplish this, there is a two-stage process.

First, the holders of record of at least 20% in the aggregate (the “Requisite Percentage”) of the Company’s common stock, par value $0.20 per share (the “Company Common Stock”), must ask the Board to fix a record date (the “Record Date”) for determining stockholders entitled to participate in the contemplated consent solicitation.  Unfortunately, the Charter requires that stockholders wishing to support a request to fix a Record Date comply with a highly technical process. However, in order to effectuate the change required at Occidental, it is critical that stockholders comply with the procedures set forth in this Solicitation Statement.

Second, once the Icahn Participants have solicited the Requisite Percentage and the Board fixes the Record Date, the Icahn Participants can proceed with a consent solicitation for stockholders to approve the proposed actions set forth in the section of this Solicitation Statement titled “Proposals for Action by Written Consent” (collectively, the “Proposals”). This second stage of the process (i.e. the solicitation of consents to the Proposals) can be pursued only if this first stage of the process is completed successfully.

This Solicitation Statement concerns only the first stage of the process—requesting that the Board fix a Record Date. At this stage, the Icahn Participants are merely seeking “written requests” from stockholders asking the Board to fix a Record Date. Once requests have been obtained from the Requisite Percentage of stockholders, the Icahn Participants intend to deliver a written notice (the “Written Notice”) to the Company’s Secretary requesting that a Record Date be fixed in connection with the Proposals. This process is highly technical and stockholders who wish to join in the written request process should carefully read the material in this Solicitation Statement, and if they have any questions, contact Harkins Kovler, LLC (“Harkins Kovler”), who is assisting the Icahn Participants in this solicitation of requests to fix a Record Date, at 3 Columbus Circle, 15th floor, New York, NY 10019, Telephone: +1 (212) 468-5380, Toll-free: +1 (800) 339-9883, Email: Icahn-OXY@HarkinsKovler.com.

This Solicitation Statement, the enclosed written request for fixing a Record Date (together with Attachment A and Appendix 1 thereto) attached as Exhibit A (the “Record Date Request Form”), the enclosed form of instruction letter to The Depository Trust Company (“DTC”) attached as Exhibit B-1 (the “DTC Instruction Letter”), the enclosed form of written request for fixing a Record Date from DTC’s nominee attached as Exhibit B-2 (the “Cede & Co. Record Date Request Form”) and the enclosed form of letter from the brokerage firm, bank nominee or other institution (the “DTC participant”) that is the holder of record of your shares of Company Common Stock verifying your beneficial ownership of Company Common Stock attached as Exhibit C (the “Verification Letter”) are being provided to you solely for the purpose of requesting that the Record Date be fixed by the Company.

If you wish to support the request for fixing a Record Date, you must complete and return the Record Date Request Form (together with Attachment A and Appendix 1 thereto). Furthermore, the DTC Instruction Letter, Verification Letter and the Cede & Co. Record Date Request Form must be completed by your DTC participant(s), pursuant to, and upon, your direction, and the Cede & Co. Record Date Request Form must be executed by Cede & Co., as DTC’s nominee, upon DTC’s receipt of a duly executed DTC Instruction Letter and Verification Letter from your DTC participant(s) on your behalf.

At this time, the Icahn Participants are asking you to complete and return the Record Date Request Form (together with Attachment A and Appendix 1 thereto), the Verification Letter and Cede & Co. Record Date Request Form with respect to your shares of Company Common Stock so that the Icahn Participants may deliver the Written Notice to the Company’s Secretary.

However, the Icahn Participants are NOT, at this time, seeking your proxy, consent, authorization or agent designation for approval of the Proposals or any other actions.

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In the event the Icahn Participants solicit the Requisite Percentage and the Record Date is fixed by the Company, we intend to solicit consents from you in support of the Proposals by sending you a consent solicitation statement and a form of consent for use therewith. At that time, you will be able to decide whether or not you want to support the Proposals. By returning the Record Date Request Form (together with Attachment A and Appendix I thereto) right now, you are not committing to support the Proposals.

The Icahn Participants are asking the Company’s stockholders to complete, sign and date the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto), to arrange for the execution of the Cede & Co. Record Date Request Form and Verification Letter by following the steps outlined below, and to return each of the foregoing to Harkins Kovler at the address below. To effect the execution of the required Verification Letter and Cede & Co. Record Date Request Form, the Company’s stockholders must arrange for their DTC participant(s) to sign the Verification Letter with respect to such stockholder’s shares of Company Common Stock and to instruct DTC to cause Cede & Co., as nominee of DTC, to sign and return the Cede & Co. Record Date Request Form to the stockholder’s DTC participant(s).

Upon receiving the executed Cede & Co. Record Date Request Form from Cede & Co., the DTC participant(s) should return the executed Cede & Co. Record Date Request Form and their executed Verification Letter to the stockholder, who should send the Cede & Co. Record Date Request Form and Verification Letter, along with the executed Record Date Request Form (together with Attachment A and Appendix 1 thereto), to Harkins Kovler at the address set forth below, who will gather such documents and provide them to the Icahn Participants for submission to the Company.

The Record Date Request Form and the Cede & Co. Record Date Request Form ask that the Record Date be fixed as soon as possible following the date on which Record Date Request Forms, Verification Letters and Cede & Co. Record Date Request Forms are obtained from the Requisite Percentage of stockholders (the “Requisite Holders”) and Written Notice is delivered to the Company’s Secretary.

Please complete, sign and date the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto) as soon as possible. If any of your shares of Company Common Stock are held in the name of a brokerage firm, bank nominee or other institution, please arrange to have such DTC participant(s) complete and sign a Verification Letter and forward that, along with the DTC Instruction Letter, to DTC and, upon their receipt of the executed Cede & Co. Record Date Request Form from DTC, to return the executed Verification Letter and Cede & Co. Record Date Request Form to you by following the procedures set forth in the section of this Solicitation Statement titled “Procedures for Stockholders Submitting Record Date Request Forms (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms.”

We request that you not change in any way the Record Date Request Forms or the Cede & Co. Record Date Request Forms.

If any portion of your shares of Company Common Stock is sold prior to the date that the Written Notice is delivered to the Company, your Record Date Request Form will be deemed revoked to the extent of such sale. Therefore, we request that you not sell any portion of your shares (or otherwise reduce your ownership of the shares as to which you have submitted a Record Date Request Form) until after the date that the Written Notice is delivered to the Company by the Icahn Participants.

If you have any questions about completing, executing and dating your Record Date Request Form (together with Attachment A and Appendix 1 thereto), causing your Verification Letter and Cede & Co. Record Date Request Form to be executed and returned to you or delivering each of the foregoing documents to Harkins Kovler, or otherwise require assistance, please contact Harkins Kovler at the address and telephone numbers set forth below.

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We encourage you to submit your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and Cede & Co. Record Date Request Form, even if you cannot complete your Record Date Request Form (together with Attachment A and Appendix 1 thereto) in full or you believe your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and/or Cede & Co. Record Date Request Form may be defective; provided, however, that we reserve the right not to submit any Record Date Request Forms (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms if we believe that they do not comply with the Charter and By-laws. If we believe that your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and/or Cede & Co. Record Date Request Form does not so comply, or the Company notifies us of such non-compliance, we expect to contact you to describe the potential defect(s) and to provide instructions as to how uncertainty regarding the validity of your documentation can be eliminated.

We ask that the executed Record Date Request Forms (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms be delivered as promptly as possible, to Harkins Kovler at the address below:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT SOLICITATION MATERIALS

In addition to delivering printed versions of this Solicitation Statement, the Record Date Request Form (together with Attachment A and Appendix 1 thereto), the DTC Instruction Letter, the Verification Letter and the Cede & Co. Record Date Request Form to all stockholders by mail, this Solicitation Statement, the Record Date Request Form (together with Attachment A and Appendix 1 thereto), the DTC Instruction Letter, the Verification Letter and the Cede & Co. Record Date Request Form are also available on the Internet. You have the ability to access and print this Solicitation Statement, the Record Date Request Form (together with Attachment A and Appendix 1 thereto), the DTC Instruction Letter, the Verification Letter and the Cede & Co. Record Date Request Form at http://www.Icahn-OXY.com.

THIS SOLICITATION IS BEING MADE BY THE ICAHN PARTICIPANTS, AND NOT ON BEHALF OF THE COMPANY OR THE BOARD. AT THIS TIME, WE ARE NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS OR ANY OTHER ACTIONS. WE ARE ONLY ASKING YOU TO COMPLETE, SIGN AND RETURN YOUR RECORD DATE REQUEST FORM (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTER AND CEDE & CO. RECORD DATE REQUEST FORM TO FIX A RECORD DATE SO THAT WE MAY DELIVER WRITTEN NOTICE TO THE COMPANY’S SECRETARY.

IN THE EVENT THE ICAHN PARTICIPANTS SOLICIT THE REQUISITE PERCENTAGE AND THE RECORD DATE IS FIXED BY THE COMPANY, WE INTEND TO SEND YOU SEPARATE CONSENT SOLICITATION MATERIALS RELATING TO THE PROPOSALS. AT THAT TIME, YOU WILL BE ABLE TO DECIDE WHETHER OR NOT YOU WANT TO SUPPORT THE PROPOSALS.

YOUR RECORD DATE REQUEST FORM (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTER AND CEDE & CO. RECORD DATE REQUEST FORM ARE IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMPANY COMMON STOCK YOU OWN. WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED RECORD DATE REQUEST FORM (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO) AND WITH RESPECT TO ANY OF YOUR SHARES OF COMPANY COMMON STOCK HELD THROUGH A DTC PARTICIPANT, TO FOLLOW THE PROCEDURES SET FORTH IN THE SECTION OF THIS SOLICITATION STATEMENT TITLED “PROCEDURES FOR STOCKHOLDERS SUBMITTING RECORD DATE REQUEST FORMS (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTERS AND CEDE & CO. RECORD DATE REQUEST FORMS.”

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BACKGROUND TO THE SOLICITATION

On April 12, 2019, Chevron Corporation (“Chevron”) and Anadarko Petroleum Corporation (“Anadarko”) announced that they had entered into a merger agreement for Chevron to acquire Anadarko in a stock and cash transaction valued at $33 billion, or $65 per share.

On April 24, 2019, Occidental delivered a letter to the Board of Directors of Anadarko proposing to acquire Anadarko for $76 per share, in which Anadarko stockholders would receive $38 in cash and 0.6094 shares of Company Common Stock for each share of Anadarko common stock. This proposal represented a premium of approximately 20% to the value of Anadarko’s pending transaction with Chevron as of April 23, 2019. The Occidental proposal was subject to approval by the Company’s stockholders.

On April 29, 2019, Anadarko announced that it intended to resume negotiations with Occidental because Anadarko’s board of directors determined that the Occidental proposal could reasonably be expected to result in a “Superior Proposal” as defined in the merger agreement with Chevron (the “Chevron merger agreement”).

On April 30, 2019, Occidental announced that, in connection with the financing of its proposal to acquire Anadarko, Berkshire Hathaway, Inc. had committed to invest a total of $10 billion in Occidental, and would receive cumulative perpetual preferred stock and a warrant to purchase up to 80 million shares of Company Common Stock.

On May 5, 2019, Occidental and Total SA announced that they reached an agreement for Total SA to acquire Anadarko’s assets in Africa for a consideration of $8.8 billion in the event that Occidental entered into and completed its proposal to acquire Anadarko.

On May 5, 2019, Occidental increased the cash portion of its April 24 offer to 78% cash and 22% stock. The revised offer removed the Occidental stockholder approval condition.

On May 6, 2019, Anadarko announced that the revised Occidental offer represented a “Superior Proposal” as defined in the Chevron merger agreement and notified Chevron that Chevron had a right during the four-business day period ending on May 10, 2019 to propose revisions to the Chevron merger agreement or make another proposal.

On May 9, 2019, Chevron announced that it would not increase its offer to acquire Anadarko citing cost and capital discipline and stating that it “would not dilute its returns or erode value to its shareholders for the sake of doing a deal”.

On May 9, 2019, Anadarko terminated the Chevron merger agreement and paid Chevron a $1 billion termination fee due to Chevron under the terms of the Chevron merger agreement.

On May 9, 2019, after Anadarko terminated the Chevron merger agreement, Anadarko and Occidental entered into a merger agreement pursuant to which Occidental would acquire Anadarko on the terms of Occidental’s May 5 proposal.

Between May 2, 2019 and May 30, 2019 the Icahn Participants purchased shares of Company Common Stock (including shares underlying forward contracts), as set forth in Annex B hereto.

On May 21, 2019, the Icahn Participants delivered a demand, pursuant to section 220 of the Delaware General Corporation Law (“DGCL”), to the Company (the “220 Demand”) requesting access to certain books and records of the Company relating to the Anadarko transaction.

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On May 28, 2019, the Company responded to the 220 Demand stating that it was “considering the demand, and … will contact you shortly to discuss the Company’s position and response.”

On May 30, 2019, the Icahn Participants filed a complaint in the Court of Chancery of the State of Delaware to demand a review of documents relating to the Anadarko transaction.

On June 7, 2019, a trial was scheduled with respect to the 220 Demand for September 20, 2019.

On June 14, 2019, the Company answered the plaintiffs’ complaint in the 220 Demand stating that the plaintiffs had not stated a proper purpose for the inspection of the Company’s books and records and denying that the plaintiffs were entitled to any relief.

On June 22, 2019 the Icahn Participants exercised the forward contracts as set forth in Annex B hereto.

REASONS FOR THE SOLICITATION

The Icahn Participants believe that the Company’s current directors have made a number of mistakes in how and at what cost they pursued the Anadarko transaction. In addition to agreeing to expensive financing, the Company also structured the Anadarko transaction in a manner that deprived the stockholders of the Company of the right to vote on the transformational Anadarko transaction. The Icahn Participants believe that this reveals a disregard for stockholder rights and the principles of good governance.

The Icahn Participants believe that the Anadarko transaction is a high-risk strategy that, if given the opportunity, may not have been approved by the Company’s stockholders.  In the opinion of the Icahn Participants, the Board and management of the Company structured the transaction to avoid requiring stockholder approval, even though the terms and conditions of the Anadarko transaction will fundamentally transform the Company’s business and prospects.

In the opinion of the Icahn Participants, the path to greater value for the Company’s stockholders is through good governance. More specifically, the Icahn Participants believe it is important to add the Director Nominees named in this Solicitation Statement to the Board to oversee future extraordinary transactions. In addition to safeguarding against the pursuit of transformational transactions without stockholder approval, the Icahn Participants believe that the election of new directors will also help to ensure the achievement of the Board’s and management’s projected stated cost savings and deal synergies for the Anadarko transaction. Finally, the Icahn Participants believe that the election of new directors, together with the formation of a new Strategic Review Committee of the Board, will help ensure that alternatives to maximize value for stockholders will be considered and, if appropriate, pursued by the Board and management of the Company.

Finally, the Icahn Participants have observed that the Charter and By-laws include a number of cumbersome restrictions, which we believe impede the rights of stockholders seeking to call a special meeting of stockholders and to act by written consent.

Proposed By-law Amendments –Special Meeting Process

Occidental has stated that permitting the appropriate number of stockholders to call a special meeting promotes stockholder democracy; however, we believe that the conditions that the Company has imposed on this right are overly restrictive and effectively deprive stockholders of the ability to exercise this right. The Company’s By-laws currently require that a request for a special meeting (a “Special Meeting Request”) be signed by holders of record (as opposed to beneficial holders) of 25% of the outstanding shares of Company Common Stock. Each holder of record who wishes to join in a Special Meeting Request is required to provide extensive disclosures and representations, which we believe are largely irrelevant to any legitimate concern Occidental may have. Following the receipt of a Special Meeting Request, the Board may wait up to 90 days before holding such meeting, significantly longer than the maximum of 60 days following notice of a meeting before a meeting must be held under the DGCL. We believe these burdensome information and procedural requirements – made more onerous by the fact that they are required of record holders (as opposed to beneficial holders) – serve to deter all but the largest stockholders (who may have the organizational resources to comply) from joining in requesting a special meeting. We further believe the ability for the Board to delay holding a properly requested special meeting for up to three months greatly diminishes the accountability of management to respond to stockholder initiatives and concerns.

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The amendments we are proposing would have the effect of (i) allowing beneficial holders in addition to record holders to join in signing a Special Meeting Request, (ii) requiring certain of the stockholder disclosure requirements and representations to be made by only the stockholder proposing the Special Meeting Request rather than by all stockholders who may opt to join in such request and (iii) shortening the time period in which the Board must hold a properly requested special meeting from 90 days to 60 days from the date that a Special Meeting Request is delivered. The Icahn Participants believe the proposed modifications are consistent with how special meeting provisions are generally drafted.

Proposed Charter Amendments

Written Consent Process

The Company’s Charter currently provides that an action by written consent may be initiated only after a request for a record date is made by holders of record (as opposed to beneficial holders) of 20% of the outstanding shares of the Company Common Stock. Each holder of record who wishes to join in a request for a record date is required to provide extensive disclosures. Even in the event that stockholders succeed in requesting a record date, the Charter significantly limits the types of actions that may be taken by written consent. For example, among other things, a request for a record date in connection with a written consent relating to the election or removal of directors may not be properly made if a proposal for any election or removal of directors was presented at a stockholders meeting within the previous 90 days, even if the same nominees were not involved.

In opposing other stockholder-friendly proposals, Occidental has touted that its stockholders have the ability to act by written consent and has stated that such right provides stockholders with meaningful opportunities to express their views and concerns. However, we believe that the cumulative effect of the conditions built into the Charter and By-laws make the right substantially more difficult for stockholders to exercise, and therefore less meaningful.

The amendments we are proposing would have the effect of eliminating the requirement that stockholders first complete the onerous process of requesting a record date before proposing an action by written consent. If this proposal passes and is fully implemented by the Board, we believe these resolutions would empower stockholders by giving them a meaningful ability to act by written consent in accordance with the DGCL, and therefore a greater ability to effect needed change at the Company.

Special Meeting Threshold

At the Company’s 2019 annual meeting of stockholders, the Company’s stockholders proposed to reduce the requisite percentage of stockholders to call a special meeting from 25% to 15%. The proposing stockholders argued, in summary, that the lowered percentage (i) would not impact the Board’s ability to call its own special meeting, (ii) would help counteract the time constraints and detailed technical requirements otherwise built into the special meeting provision included in the By-laws and (iii) would provide stockholders with greater standing to have impact on director refreshment. Despite these legitimate grounds, the Board opposed the proposal, comparing its threshold to that of other public companies, without acknowledging the particularly burdensome procedural and timing requirements of the Company’s special meeting provision. Despite the Company’s opposition, the proposal was approved by 59.48% of the Company’s stockholders, as reported in the Current Report on Form 8-K filed on May 10, 2019. We urge the Board to heed the message from the stockholders by proposing a resolution to reduce the ownership threshold from 25% to 15%.

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PROPOSALS FOR ACTION BY WRITTEN CONSENT

If the Written Notice is delivered to the Company in accordance with the Charter and the Record Date is fixed by the Company, we intend to present the following Proposals for action by written consent of stockholders:

•

Proposal 1A: “RESOLVED, that       , a current director on the Board, and any replacement director(s) appointed or elected to fill a vacancy of such Board seat (other than any Director Nominee set forth herein), be and hereby is removed from the Board.”

Proposal 1B: “RESOLVED, that        , a current director on the Board, and any replacement director(s) appointed or elected to fill a vacancy of such Board seat (other than any Director Nominee set forth herein), be and hereby is removed from the Board.”

Proposal 1C: “RESOLVED, that        , a current director on the Board, and any replacement director(s) appointed or elected to fill a vacancy of such Board seat (other than any Director Nominee set forth herein), be and hereby is removed from the Board.”

Proposal 1D: “RESOLVED, that        , a current director on the Board, and any replacement director(s) appointed or elected to fill a vacancy of such Board seat (other than any Director Nominee set forth herein), be and hereby is removed from the Board.”

Proposal 1E: “RESOLVED, that the number of directors on the Board be expanded by such number of directors as necessary to accommodate the appointment of the Director Nominees approved by the stockholders pursuant to Proposal 2A-2D if an insufficient number of vacancies are created after the removal of directors pursuant to Proposal 1A-1D.”

Section 141(k) of the DGCL, provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the Company’s directors.

•

Proposal 2A: “RESOLVED, that the following individual,        , be and hereby is elected or appointed to serve as a director of the Company to fill the vacancies created by the removal of directors pursuant to Proposal 1A-1D or expansion of the Board pursuant to Proposal 1E.”

Proposal 2B: “RESOLVED, that the following individual,        , be and hereby is elected or appointed to serve as a director of the Company to fill the vacancies created by the removal of directors pursuant to Proposal 1A-1D or expansion of the Board pursuant to Proposal 1E.”

Proposal 2C: “RESOLVED, that the following individual,        , be and hereby is elected or appointed to serve as a director of the Company to fill the vacancies created by the removal of directors pursuant to Proposal 1A-1D or expansion of the Board pursuant to Proposal 1E.”

Proposal 2D: “RESOLVED, that the following individual,        , be and hereby is elected or appointed to serve as a director of the Company to fill the vacancies created by the removal of directors pursuant to Proposal 1A-1D or expansion of the Board pursuant to Proposal 1E.”

The director nominees named in Proposal 2A-2D are herein referred to individually as a “Director Nominee” and collectively, as the “Director Nominees.” Each Director Nominee named in this Proposal 2A-2D has consented to be named in a proxy statement and to serve as a director of the Company, if elected pursuant to the Proposals. If the Director Nominees are elected, they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each Director Nominee named in Proposal 2A-2D would serve as a director until the Company’s annual meeting of stockholders in 2020.

Section 216(3) of the DGCL, provides that Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Charter provides that all actions required or permitted to be taken by the holders of shares of Company Common Stock may be effected by the written consent of such holders pursuant to Section 228 of the DGCL. Section 228 of the DGCL provides, in relevant part, that any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, if consents in writing are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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•	Proposal 3: “RESOLVED, that the By-Laws are hereby amended by replacing the first sentence of ARTICLE III, SECTION 1 with the following: ‘Subject to the rights, if any, of holders of preferred stock issued by the Corporation to elect directors of the Corporation, the Board of Directors shall consist of one or more directors, the number of which shall be established by resolution duly adopted by the Board of Directors or by a majority of stockholders from time to time.’”

In the event that Proposal 3 passes, Article III, Section 1 of the By-laws would be amended as set forth in Exhibit D.

Section 109 of the DGCL provides that the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote. Section 216(2) of the DGCL, provides that in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. The Charter provides that all actions required or permitted to be taken by the holders of shares of Company Common Stock may be effected by the written consent of such holders pursuant to Section 228 of the DGCL. Section 228 of the DGCL provides, in relevant part, that any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, if consents in writing are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

•	Proposal 4: “RESOLVED, that the By-Laws are hereby amended by adding the following at the end of ARTICLE III, SECTION 9: ‘The Board of Directors shall, and hereby does, designate a Strategic Review Committee, to consist of four directors of the Corporation, to be initially comprised of at least two of the Director Nominees, and such committee shall, to the fullest extent permitted by Section 141 of the Delaware General Corporation Law, have and may exercise all the powers and authority of the Board of Directors in conducting a strategic review process, including the power to engage a financial advisor, the possible sale of assets of the Corporation or a merger, sale, business combination or other extraordinary transaction involving the Corporation.’”

In the event that Proposal 4 passes, Article III, Section 9 of the By-laws would be amended as set forth in Exhibit D.

Section 109 of the DGCL provides that the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote. Section 216(2) of the DGCL, provides that in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. The Charter provides that all actions required or permitted to be taken by the holders of shares of Company Common Stock may be effected by the written consent of such holders pursuant to Section 228 of the DGCL. Section 228 of the DGCL provides, in relevant part, that any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, if consents in writing are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Proposal 5: “RESOLVED, that ARTICLE III, SECTION 3 of the By-laws is hereby amended as set forth in Exhibit D hereto in order to provide simplified mechanics and a shortened timeline for calling a special meeting of stockholders.”

In the event that Proposal 5 passes, Article III, Section 3 of the By-laws would be amended as set forth in Exhibit D.

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Section 109 of the DGCL provides that the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote. Section 216(2) of the DGCL, provides that in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. The Charter provides that all actions required or permitted to be taken by the holders of shares of Company Common Stock may be effected by the written consent of such holders pursuant to Section 228 of the DGCL. Section 228 of the DGCL provides, in relevant part, that any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, if consents in writing are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Proposal 6: “RESOLVED, that the stockholders hereby request that the Board promptly act by proposing a stockholder resolution to amend Article V.A of the Charter as set forth in Exhibit E hereto in order to provide simplified mechanics and a shortened timeline for stockholder action by written consent.”

The vote sought by this proposal is advisory and is not binding on the Board. The Director Nominees, if elected, will support stockholders’ ability to act by written consent without the restrictive and burdensome requirements currently in place.

Proposal 7: “RESOLVED, that the stockholders hereby request that the Board promptly act by proposing a resolution to amend Article V.B of the Charter as set forth in Exhibit E to reduce the ownership threshold required to request a special meeting from 25% to 15% and to amend the By-laws, to the extent necessary, with the corresponding change.

The vote sought by this proposal is advisory and is not binding on the Board. The Director Nominees, if elected, will support the reduction of the required threshold to request a special meeting.

We believe that, if adopted by stockholders, the Proposals set forth above will lead to better governance and better oversight at the Company, which will lead to greater value for stockholders.

We are NOT soliciting proxies or consents at this time with respect to the Proposals. We will solicit consents in favor of the Proposals only by means of a consent solicitation statement and form of consent once the Written Notice has been delivered to the Company in accordance with the Charter and the Record Date has been fixed by the Company. At that time, you will be able to decide whether or not you want to support the Proposals.

The sole purpose of this solicitation, and the only effect of your return of the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto), and following the instructions below with respect to any of your shares of Company Common Stock held through a DTC participant, is to request the fixing of a Record Date. By returning the Record Date Request Form (together with Attachment A and Appendix I thereto) you are not committing to support the Proposals at this time.

ACCORDINGLY, WE URGE YOU TO COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED RECORD DATE REQUEST FORM (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO) TO HARKINS KOVLER AT THE ADDRESS SET FORTH HEREIN, AND FOLLOW THE INSTRUCTIONS BELOW WITH RESPECT TO ANY OF YOUR SHARES OF COMPANY COMMON STOCK HELD THROUGH A DTC PARTICIPANT.

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THE RECORD DATE REQUEST

Record Date Request Form (together with Attachment A and Appendix 1 thereto). The Icahn Participants are asking the stockholders to complete, execute, date and return the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto) to Harkins Kovler at the address set forth herein. We are furnishing this Solicitation Statement, the Record Date Request Forms (together with Attachment A and Appendix 1 thereto) to enable you and the Company’s other stockholders to support us in requesting that the Company fix the Record Date.

Cede & Co. Record Date Request Form. The Icahn Participants are also asking stockholders to arrange for their DTC participant(s) to sign the Verification Letter with respect to their shares of Company Common Stock and to instruct DTC to cause Cede & Co., as DTC’s nominee, to sign and return the Cede & Co. Record Date Request Form to their DTC participant(s). Stockholders may do this by having their DTC participant(s) complete and sign the DTC Instruction Letter (included as Exhibit B-1 hereto) and the Verification Letter (included as Exhibit C hereto), and sending those documents to DTC. Upon DTC’s receipt of a completed DTC Instruction Letter and Verification Letter executed by a DTC participant, Cede & Co. will sign and return the Cede & Co. Record Date Request Form to the DTC participant. The DTC participant should return the executed Cede & Co. Record Date Request Form from Cede & Co. along with their executed Verification Letter to the stockholder. The stockholder should then deliver the executed Record Date Request Form (together with Attachment A and Appendix 1 thereto), the Verification Letter and the Cede & Co. Record Date Request Form to Harkins Kovler, at the address set forth herein, which will gather such documents and provide them to the Icahn Participants for submission to the Company as part of the Written Notice.

Requisite Holders. For the Record Date to be properly requested in accordance with the Charter, the Written Notice must be signed by the Requisite Holders.

On the date of filing of this Solicitation Statement, the Icahn Participants are the beneficial holders of 33,244,429 shares of Company Common Stock. According to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 6, 2019, there were 747,877,859 shares of Company Common Stock outstanding as of March 31, 2019.

Based on the number of shares outstanding, Record Date Requests and other required documents representing an aggregate of at least 149,575,572 shares of Company Common Stock, including the shares held by the Icahn Participants, will be required to request the fixing of the Record Date. The Icahn Participants anticipate submitting Written Notice to the Company’s Secretary on the first business day after the Icahn Participants believe that they have obtained Record Date Request Forms from the Requisite Percentage of stockholders.

The Record Date Request Form and Cede & Co. Record Date Request Form ask that the Record Date be fixed as soon as possible following the date on which the Written Notice is delivered to the Company’s Secretary. In the event the the Icahn Participants solicit the Requisite Percentage and the Record Date is fixed by the Company, we intend to solicit consents from you in support of the Proposals by sending you a consent solicitation statement and a form of consent for use therewith. At that time, you will be able to decide whether or not you want to support the Proposals

PROCEDURES FOR STOCKHOLDERS SUBMITTING RECORD DATE REQUEST FORMS (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTERS AND CEDE & CO. RECORD DATE REQUEST FORMS

Pursuant to this Solicitation Statement, the Icahn Participants are requesting that the stockholders of the Company request that the Company fix a Record Date in connection with the proposed actions by written consent by taking the following actions:

(1) complete, execute and date the Record Date Request Form attached hereto as Exhibit A, including the stockholder information required to be delivered as part of a Record Date Request Form (Attachment A thereto) and information regarding purchases and sales of Company securities by the requesting stockholder (Appendix 1 thereto), by which you will empower us to deliver your executed Record Date Request Forms, Cede & Co. Record Date Request Forms and Verification Letters, as applicable, to the Company’s Secretary on your behalf,

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(2) direct your DTC participant to complete and deliver the DTC Instruction Letter attached hereto as Exhibit B-1 and the Verification Letter attached hereto as Exhibit C to DTC to cause Cede & Co. to execute and return the Cede & Co. Record Date Request Form attached as Exhibit B-2 hereto to your DTC participant, and direct your DTC participant to return the executed Cede & Co. Record Date Request Form and their executed Verification Letter to you, and

(3) deliver to Harkins Kovler at the address set forth in this Solicitation Statement your executed Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms. We request that you not change in any way the Record Date Request Forms or the Cede & Co. Record Date Request Forms.

The enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto) reflects our good faith effort to identify all the information required by the Charter and the related requirements in the By-laws in connection with the Written Notice. However, we believe that the Charter and By-laws requirements are difficult to interpret. We expect that the Company will take actions seeking to frustrate the fixing of the Record Date, including by claiming that Record Date Request Forms do not comply with the Charter in an attempt to avoid or delay the fixing of the Record Date. We encourage you to submit your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and Cede & Co. Record Date Request Form, even if you cannot complete your Record Date Request Form (together with Attachment A and Appendix 1 thereto) in full or you believe your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and/or Cede & Co. Record Date Request Form may be defective; provided, however, that we reserve the right not to submit any Record Date Request Forms (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms if we believe that they do not comply with the Charter, By-laws or the DGCL. If we believe that your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and/or Cede & Co. Record Date Request Form does not so comply, or the Company notifies us of such non-compliance, we expect to contact you to describe the potential defect(s) and to provide instructions as to how uncertainty regarding the validity of your documentation can be eliminated.

Procedures for Custodians, Nominees and Fiduciaries Arranging for Execution of Verification Letters and Cede & Co. Record Date Request Forms. Stockholders should direct their DTC participant(s) through which they hold their shares of Company Common Stock to:

(1) complete and sign the Verification Letter included as Exhibit C hereto for the same aggregate number of shares of Company Common Stock as the DTC participant holds of record for such stockholder;

(2) complete and sign the DTC Instruction Letter included as Exhibit B-1 hereto for the same aggregate number of shares of Company Common Stock as the DTC participant holds of record for such stockholder;

(3) complete the Cede & Co. Record Date Request Form included as Exhibit B-2 hereto for the same aggregate number of shares of Company Common Stock as the DTC participant holds of record for such stockholder; and

(3) send the duly completed and signed DTC Instruction Letter, Verification Letter and the duly completed Cede & Co. Record Date Request Form to DTC by email and overnight mail, thereby instructing DTC to cause Cede & Co., DTC’s nominee, to sign and return the Cede & Co. Record Date Request Form to the DTC participant;

(4) immediately upon receiving the signed Cede & Co. Record Date Request Form from Cede & Co., return the Cede & Co. Record Date Request Form executed by Cede & Co., along with the Verification Letter executed by such DTC participant, to the stockholder.

Please note that DTC may take at least 48 hours to execute and return a Cede & Co. Record Date Request Form. We urge you to send the form of DTC Instruction Letter, the Verification Letter and Cede & Co. Record Date Request Form to your DTC participant as soon as possible so that they may be processed on a timely basis.

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Regardless of whether you hold your shares through a DTC participant, you must still complete, sign, date and return the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto) to Harkins Kovler at the address set forth in this Solicitation Statement.

Sales of Your Company Common Stock. If any portion of your shares of Company Common Stock is sold prior to the date that the Written Notice is delivered to the Company, your Record Date Request Form will be deemed revoked to the extent of such sale. Therefore, we request that you not sell any portion of your shares (or otherwise reduce your ownership of the shares as to which you have submitted a Record Date Request Form) until after the date that the Written Notice is delivered to the Company by the Icahn Participants.

Updates to Your Record Date Request Form. If there is any update that needs to be made with respect to the information you provided in your Record Date Request Form after your submission, please further update and supplement the information as necessary and send it to Harkins Kovler at the address and telephone number set forth in this Solicitation Statement.

Written Notice for fixing Record Date. If we receive executed Record Date Request Forms (together with Attachment A and Appendix 1 thereto), Verification Letters and Cede & Co. Record Date Request Forms from the Requisite Percentage of stockholders, we intend to request the Secretary of the Company to promptly fix the Record Date. Please note that the delivery of the enclosed Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification letter and Cede & Co. Record Date Request Form will not commit you to cast any vote in respect of any Proposal. In the event the the Icahn Participants solicit the Requisite Percentage and the Record Date is fixed by the Company, we intend to solicit consents from you in support of the Proposals by sending you a consent solicitation statement and a form of consent for use therewith.

Revocation Procedure. Stockholders who have executed and delivered a Record Date Request Form may revoke it at any time before it is delivered by the Icahn Participants to the Company, by delivering an instrument revoking the Record Date Request Form, to Harkins Kovler at the address set forth in this Solicitation Statement.

Questions and Assistance.

Your Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and Cede & Co. Record Date Request Form, as applicable, are important, no matter how many or how few shares of Company Common Stock you own. The failure to sign and return the Record Date Request Form (together with Attachment A and Appendix 1 thereto), Verification Letter and Cede & Co. Record Date Request Form, as applicable, will have the same effect as opposing the fixing of the Record Date.

If you have any questions about completing, executing and dating your Record Date Request Form (together with Attachment A and Appendix 1 thereto), causing your Verification Letter and Cede & Co. Record Date Request Form to be executed and returned to you or delivering each of the foregoing documents to Harkins Kovler, or otherwise require assistance, please contact:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

By delivering the enclosed Record Date Request Form (including Attachment A and Appendix 1 thereto), Verification Letter and Cede & Co. Record Date Request Form to Harkins Kovler at the address set forth herein, you are not committing to cast any vote in respect of, nor are you granting us any proxy to vote on, any Proposal for action by written consent. After the Record Date is fixed by the Company, we intend to solicit consents from you in support of the Proposals by sending you a consent solicitation statement and a form of consent for use therewith.

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SOLICITATION OF REQUESTS; EXPENSES

The Icahn Participants will bear the entire expense of preparing and mailing this Solicitation Statement and any other soliciting material and the total expenditures relating to delivering the Written Notice to the Company’s Secretary, including costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors and accountants, public relations, and litigation. We may solicit your proxy by telephone, email, facsimile, and personal solicitation, in addition to by mail. We will reimburse the reasonable out-of-pocket expenses of banks, brokerage houses, and other custodians, nominees, and fiduciaries in connection with the forwarding of solicitation material to the beneficial owners of Company Common Stock that such institutions hold and for reasonable expenses incurred in communicating with DTC.

To the extent that two or more stockholders share an address, the Icahn Participants will promptly deliver a separate copy of this Solicitation Statement to any stockholder at a shared address who submits a written or oral request for a separate copy. A request for an additional copy of this Solicitation Statement can be made by contacting Harkins Kovler at:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

Harkins Kovler has been retained to assist in this solicitation and will receive customary fees for its services, plus reimbursement of reasonable out-of-pocket expenses. Harkins Kovler will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The firm will utilize approximately 30 persons in its solicitation efforts.

The Icahn Participants currently estimate that their solicitation expenses will amount to not less than $     . The Icahn Participants do not intend to seek reimbursement from Occidental for the costs and expenses incurred in connection with this Solicitation Statement or any subsequent consent solicitation.

CERTAIN INFORMATION REGARDING THE COMPANY

The Company is a Delaware corporation with its principal executive offices at 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith it files periodic reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by calling (202) 551-8090. The Company’s filings with the SEC, and copies of the Charter and By-laws, are also available to the public without charge on the SEC’s website at http://www.sec.gov.

Except as otherwise noted herein, the information concerning the Company contained in this Solicitation Statement has been taken from or based upon publicly available documents and records on file with the SEC and other public sources. Although we do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, we have not independently verified the accuracy or completeness of such information and do not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information. For information regarding the security ownership of the directors and the management of the Company, please refer to Annex A attached to this Solicitation Statement.

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FUTURE STOCKHOLDER PROPOSALS

The following description of the requirements for submitting stockholder proposals and nominating directors to be included in the Company’s proxy statement for its 2020 annual meeting are reprinted from the Company’s definitive proxy statement filed with the SEC on March 28, 2019:

Stockholder Proposals for the 2020 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2020 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046, and be received no later than the close of business on November 29, 2019.

Under Occidental’s by-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. Notice of the proposed item of business must be received no earlier than February 10, 2020 and no later than March 1, 2020, and must include the information required by Occidental’s by-laws. A copy of the by-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s by-laws. In addition, the individuals named as proxies will have discretionary voting authority to vote against any such item of business.

Proxy Access Procedure to Nominate Candidates

In 2015, with input from stockholders, the Board amended Occidental’s by-laws to permit a group of up to 20 stockholders, owning 3% or more of Occidental’s outstanding common stock continuously for at least three years to nominate and include in Occidental’s proxy materials directors constituting up to 20% of the Board, but not less than two directors, provided that the stockholder(s) and the nominee(s) meet the requirements in Article III, Section 15 of the by-laws. To be included in the 2020 proxy materials, director nominations pursuant to Article III, Section 15 must be received no earlier than October 30, 2019 and no later than November 29, 2019.

INFORMATION REGARDING THE DIRECTOR NOMINEES

Background information about each of the Director Nominees is set forth below. This information includes the Director Nominees’ name, age, business address, present principal occupation, and material occupations, positions, offices, or employments for the past five years.

The Icahn Participants believe that the Director Nominees’ business experiences, as well as their knowledge of operations, investments, corporate finance, mergers and acquisitions, corporate governance and the energy industry, will enhance the business expertise and leadership of the Board. We also believe that each Director Nominee is a strong stockholder-oriented individual who is well qualified to serve as a member of the Board and will help represent the best interests of the Company’s stockholders.

We believe that each Director Nominee would be considered independent under the Board’s independence guidelines, the independence requirements of the New York Stock Exchange, and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Exchange Act.

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Each Director Nominee has consented to be named in this Solicitation Statement and to serve as a director of the Company if elected. The Director Nominees, if elected, have indicated that they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each Director Nominee will serve as a director until the Company’s annual meeting in 2020 and until a successor has been duly elected.

The information herein regarding a particular Director Nominee has been furnished to the Icahn Participants by such Director Nominee.

Director Nominee Biographies.

The background information about each Director Nominee will be provided as an amendment to this Solicitation Statement.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Icahn Participants

In addition to the Director Nominees, the participants in the solicitation of consents (the “Participants”) from stockholders of the Company include the following: Carl C. Icahn, a citizen of the United States of America, High River Limited Partnership, a Delaware limited partnership (“High River”), Hopper Investments LLC, a Delaware limited liability company (“Hopper”), Barberry Corp., a Delaware corporation (“Barberry”), Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), Icahn Partners Master Fund LP, a Delaware limited partnership (“Icahn Master”), Beckton Corp., a Delaware corporation (“Beckton”), Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”), IPH GP LLC, a Delaware limited liability company (“IPH”), Icahn Capital LP, a Delaware limited partnership (“Icahn Capital”), Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”), and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). The participants, other than the Director Nominees are referred to herein as the “Icahn Participants.”

Icahn Partners, Icahn Master and High River (collectively, the “Icahn Parties”) are entities controlled by Carl C. Icahn. Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of Icahn Master. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties. In addition, Mr. Icahn is the indirect holder of approximately 91.7% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

The Icahn Parties are deemed to beneficially own, in the aggregate, 33,244,429 shares of Company Common Stock, representing approximately 4.4% of the outstanding shares of Company Common Stock (based upon the 747,877,859 shares of Company Common Stock outstanding as of March 31, 2019 as disclosed in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 6, 2019.

High River has sole voting power and sole dispositive power with regard to 6,648,887 shares of Company Common Stock. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Company Common Stock. Icahn Partners has sole voting power and sole dispositive power with regard to 15,563,438 shares of Company Common Stock. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Company Common Stock. Icahn Master has sole voting power and sole dispositive power with regard to 11,032,104 shares of Company Common Stock. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Company Common Stock.

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Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act), the shares of Company Common Stock that High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such shares of Company Common Stock for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the shares of Company Common Stock that Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such shares of Company Common Stock for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the shares of Company Common Stock that Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such shares of Company Common Stock for all other purposes.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Director Nominees

The Participants also include the Director Nominees. Certain of the Director Nominees are employees of Icahn Enterprises. From time to time, certain of the Director Nominees have served on the boards of directors of entities in which Mr. Icahn and/or his affiliates have an interest. In such situations where Mr. Icahn does not control such entities, certain of these Director Nominees receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like).

Except as set forth herein, none of the Director Nominees beneficially own any shares of Company Common Stock or any shares of capital stock or other securities of the Company.

Certain of the Director Nominees are a party to a Nomination Agreement pursuant to which an affiliate of Mr. Icahn has agreed to pay $ to such Director Nominee if they are not elected to the Board, and has agreed to indemnify such Director Nominee with respect to certain costs incurred in connection with this solicitation and the contemplated solicitation with respect to the Proposals. The Director Nominees will not otherwise receive any special compensation in connection with this solicitation or the contemplated solicitation with respect to the Proposals. Other than as disclosed herein, there are no agreements, arrangements or understandings between any Director Nominee and the Icahn Participants or any other person or persons with respect to the nomination of such Director Nominee.

Other than as disclosed herein, (i) no Director Nominee or any associate of a Director Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding and (ii) there is no event that occurred during the past 10 years with respect to any of the Director Nominees that is required to be described under Item 401(d) or 401(f) of Regulation S-K.

Transactions in the Securities of the Company

Annex B attached hereto sets forth, as to the Participants (including the Director Nominees), all transactions in securities of the Company effected during the past two years and their beneficial ownership of securities of the Company.

Additional Information Regarding the Participants

With respect to each Participant (including the Director Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by the Company or its affiliates or (B) any future transactions to which the Company or any of its affiliates will or may be a party.

18

With respect to each Participant (including the Director Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (iii) no Participant owns beneficially, directly or indirectly, any securities of any subsidiary of the Company; (iv) no Participant or any associate of the Participant was a party to a transaction that would be required by Item 404(a) of Regulation S-K; (v) no Participant has a substantial interest, direct or indirect, in any matter to be acted on in this consent solicitation except through their direct or indirect ownership of the Company’s securities; and (vi) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT.

PLEASE COMPLETE, EXECUTE AND DATE THE ENCLOSED RECORD DATE REQUEST FORM (INCLUDING ATTACHMENT A AND APPENDIX 1 THERETO) AS SOON AS POSSIBLE.

IF YOU HOLD ANY OF YOUR SHARES THROUGH A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, PLEASE ARRANGE TO HAVE SUCH DTC PARTICIPANT(S) RETURN THE EXECUTED VERIFICATION LETTER AND CEDE & CO. RECORD DATE REQUEST FORM TO YOU BY FOLLOWING THE PROCEDURES SET FORTH IN THE SECTION OF THIS SOLICITATION STATEMENT TITLED “PROCEDURES FOR STOCKHOLDERS SUBMITTING RECORD DATE REQUEST FORMS (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTERS AND CEDE & CO. RECORD DATE REQUEST FORMS.”

YOU SHOULD SEND YOUR EXECUTED RECORD DATE REQUEST FORM (INCLUDING ATTACHMENT A AND APPENDIX 1 THERETO), VERIFICATION LETTER AND CEDE & CO. RECORD DATE REQUEST FORM TO HARKINS KOVLER AT THE ADDRESS SET FORTH BELOW.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact Harkins Kovler, which is assisting the Icahn Participants, at the following address and telephone number:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

TO AVOID UNNECESSARY EXPENSE AND DELAY, IT IS IMPORTANT THAT YOU COMPLETE, EXECUTE AND DATE YOUR RECORD DATE REQUEST FORM (TOGETHER WITH ATTACHMENT A AND APPENDIX 1 THERETO) PROMPTLY, ARRANGE FOR THE RETURN TO YOU BY YOUR DTC PARTICIPANT OF THE EXECUTED VERIFICATION LETTER AND CEDE & CO. RECORD DATE REQUEST FORM, AND SEND ALL OF THE FOREGOING DOCUMENTS TO HARKINS KOVLER AT THE ADDRESS SET FORTH ABOVE.

THE ICAHN PARTICIPANTS

, 2019

19

ANNEX A

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT OF THE COMPANY

AND PRINCIPAL SHAREHOLDERS

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2019.

Based on a review of ownership reports filed with the SEC, the entities listed below were the only beneficial owners of greater than 5% of Occidental’s outstanding voting securities as of March 1, 2019.

BENEFICIAL OWNERSHIP OF 5% STOCKHOLDERS

Name and Address	Total Number of Shares Owned		Percent of Outstanding Common Stock		Sole Voting Shares		Shared Voting Shares		Sole Investment Shares		Shared Investment Shares
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	55,266,184	(1)	7.3	(1)	49,000,390	(1)	0	(1)	55,266,184	(1)	0	(1)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	63,320,999	(2)	8.38	(2)	872,894	(2)	196,756	(2)	62,287,861	(2)	1,033,138	(2)

(1)	Pursuant to a Schedule 13G/A filed with the SEC on February 11, 2019.
(2)	Pursuant to a Schedule 13G/A filed with the SEC on February 11, 2019.

The following table includes certain information regarding the beneficial ownership of Occidental common stock as of March 1, 2019, by each of Occidental’s named executive officers, directors, and all current executive officers and directors as a group.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Common Stock(1)	Restricted Stock(2)	Options Exercisable within 60 days	Total Shares Beneficially Owned	Percent of Outstanding Common Stock(3)
Spencer Abraham	46,341			46,341
Howard I. Atkins	30,207			30,207
Marcia E. Backus	47,291	26,299	20,000	93,590
Eugene L. Batchelder	34,963			34,963
Cedric W. Burgher	15,087			15,087
John E. Feick	46,503			46,503
Margaret M. Foran	43,930			43,930
Carlos M. Gutierrez	45,357			45,357
Vicki Hollub	132,248	18,425	85,000	235,673
William R. Klesse	77,963			77,963
Edward A. Lowe	129,520	49,362	20,000	198,882
Jack B. Moore	8,747			8,747
Avedick B. Poladian	50,703			50,703
Glenn E. Vangolen	48,278	4,963	35,000	88,241
Elisse B. Walter	16,468			16,468
All executive officers and directors as a group (16 persons)	808,992	126,994	229,736	1,148,387

(1)	For executive officers, includes shares held through the Occidental Petroleum Corporation Savings Plan as of March 1, 2019. For non-employee directors, includes deferred stock units and common stock awards that are subject to restrictions on sale and transfer in the following amounts: Secretary Abraham – 12,983; Mr. Atkins – 15,701; Mr. Batchelder – 18,861; Mr. Feick – 18,546; Ms. Foran – 18,146; Secretary Gutierrez – 18,409; Mr. Klesse – 10,116; Mr. Moore – 8,522; Mr. Poladian – 18,146; and Ms. Walter – 12,749.
(2)	Represents shares granted in 2012, 2013 and 2014 under the 2005 Long-Term Incentive Plan as Restricted Stock Incentive awards, which remain forfeitable until the certification of the achievement of the performance goal.
(3)	Less than 1%.

ANNEX B

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of shares of Company Common Stock by the Icahn Participants within the past two years, and the number of shares of Company Common Stock in each such purchase and sale or exercise of forward contracts:

Name	Date	Shares Purchased/ Shares Underlying Forward Contracts
High River	05/02/2019	120,000
High River	05/02/2019	120,000
High River	05/02/2019	72,000
High River	05/02/2019	137,401	(1)
High River	05/03/2019	300,000	(1)
High River	05/06/2019	1,066,551	(1)
High River	05/07/2019	795,838	(1)
High River	05/08/2019	794,430	(1)
High River	05/09/2019	400,000	(1)
High River	05/17/2019	442,709	(1)
High River	05/20/2019	27,000
High River	05/20/2019	241,531	(1)
High River	05/21/2019	305,962	(1)
High River	05/22/2019	565,317	(1)
High River	05/23/2019	508,460	(1)
High River	05/24/2019	383,178	(1)
High River	05/29/2019	279,400	(1)
High River	05/30/2019	89,110	(1)
Icahn Partners	05/02/2019	280,887
Icahn Partners	05/02/2019	280,887
Icahn Partners	05/02/2019	168,532
Icahn Partners	05/02/2019	321,617	(1)
Icahn Partners	05/03/2019	702,220	(1)
Icahn Partners	05/06/2019	2,496,561	(1)
Icahn Partners	05/07/2019	1,862,866	(1)
Icahn Partners	05/08/2019	1,859,570	(1)
Icahn Partners	05/09/2019	936,303	(1)
Icahn Partners	05/17/2019	1,036,276	(1)
Icahn Partners	05/20/2019	63,200
Icahn Partners	05/20/2019	565,365	(1)
Icahn Partners	05/21/2019	716,182	(1)
Icahn Partners	05/22/2019	1,323,271	(1)
Icahn Partners	05/23/2019	1,190,182	(1)
Icahn Partners	05/24/2019	896,926	(1)
Icahn Partners	05/29/2019	654,008	(1)
Icahn Partners	05/30/2019	208,585	(1)
Icahn Master	05/02/2019	199,113
Icahn Master	05/02/2019	199,113
Icahn Master	05/02/2019	119,468
Icahn Master	05/02/2019	227,985	(1)
Icahn Master	05/03/2019	497,780	(1)
Icahn Master	05/06/2019	1,769,642	(1)
Icahn Master	05/07/2019	1,320,486	(1)
Icahn Master	05/08/2019	1,318,152	(1)
Icahn Master	05/09/2019	663,697	(1)
Icahn Master	05/17/2019	734,560	(1)
Icahn Master	05/20/2019	44,800
Icahn Master	05/20/2019	400,757	(1)
Icahn Master	05/21/2019	507,665	(1)
Icahn Master	05/22/2019	937,997	(1)
Icahn Master	05/23/2019	843,658	(1)
Icahn Master	05/24/2019	635,784	(1)
Icahn Master	05/29/2019	463,591	(1)
Icahn Master	05/30/2019	147,856	(1)

(1)	Represents shares of Company Common Stock underlying forward contracts entered into by the Icahn Parties at a forward price of $52.00 per share and an expiration date of April 30, 2021. On June 21, 2019, the Icahn Parties exercised all of these forward contracts and acquired an aggregate of 31,549,429 shares of Company Common Stock.

Shares purchased by each of the Icahn Parties are maintained in margin accounts that include positions in securities in addition to the securities of the Company. As of        , 2019, the indebtedness of (i) High River's margin account was approximately $        , (ii) Icahn Partners' margin account was approximately $        , and (iii) Icahn Master margin account was approximately $        .

EXHIBIT A

RECORD DATE REQUEST FORM

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046

Attention: Nicole E. Clark

Vice President, Associate General Counsel and Corporate Secretary

Re:	Request for fixing a Record Date in connection with the Proposed Actions by Written Consent of the Stockholders of Occidental Petroleum Corporation (the “Company”)

Ladies and Gentlemen:

Pursuant to Article V of the Company’s Restated Certificate of Incorporation (as amended, the “Charter”) this letter constitutes a written request of the undersigned requesting stockholder requesting that the Board of Directors of the Company fix a record date (the “Record Date”) for determining the stockholders entitled to act by written consent with respect to the proposals (collectively, the “Proposals”) set forth in full under “Proposals for Action by Written Consent” in the solicitation statement filed by the Icahn Participants (as defined therein) on 2019 (the “Solicitation Statement”), which Proposals are incorporated herein by reference as if set forth in full herein. The reasons for the Proposals are set forth in the Solicitation Statement and are incorporated by reference herein.

The requesting stockholder requests that the Record Date be fixed by the Company as soon as possible after the Written Notice (as defined in the Solicitation Statement), signed by the Requisite Percentage (as defined in the Solicitation Statement) of stockholders of the Company, is delivered to the Company’s Secretary.

The information in Attachment A and Appendix 1, as they may be updated, amended or supplemented from time to time, is incorporated herein by reference as if set forth in full herein. In addition, the information in the Solicitation Statement (including its Annexes and Exhibits) and in the Record Date Request Forms submitted by other stockholders, as they may be updated, amended or supplemented from time to time, is incorporated herein by reference as if set forth in full herein, although the undersigned stockholder notes that it did not prepare that information and thus takes no responsibility for its accuracy or completeness.

The requesting stockholder represents that it does not intend to deliver a consent solicitation statement and/or form of consent to or otherwise to solicit consents from stockholders in support of the Proposals (although it understands that the Icahn Participants intend to do so). The requesting stockholder has an interest in the Proposals directly and/or indirectly through the beneficial ownership of shares of Company Common Stock as described in this Record Date Request Form or as otherwise set forth herein and the Solicitation Statement.

Any claim by the Company or its advisors that this Record Date Request Form is in any way deficient, and all further correspondence from the Company or its advisors on this matter, should be addressed in a timely fashion to:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

The undersigned requesting stockholder hereby appoints Andrew Langham and Nicholas Graziano (acting alone or together) as proxies with full power of substitution, to submit the attached Record Date Request Form (together with Attachment A and Appendix 1 hereto), along with the related Cede & Co. Record Date Request Form, Verification Letter and any additionally required documentation, to the Company’s Secretary on behalf of the undersigned requesting stockholder.

[Signature page follows]

Sincerely yours,

[insert signature blocks for the persons or entities that collectively own (beneficially or of record) the shares covered by this Record Date Request Form]

Date:

[Signature Page to Record Date Request Form]

INSTRUCTION SHEET

If you want to complete and submit a Record Date Request Form, you should fill out Attachment A and Appendix 1 (which directly follow this Instruction Sheet), sign and date the Record Date Request Form on the page preceding this Instruction Sheet, and complete the following steps:

Step 1. Arrange for the DTC participant holding your shares of Company Common Stock to:

•	fill out:

a DTC Instruction Letter with respect to your shares (in the form attached as Exhibits B-1 to the Solicitation Statement),

a Verification Letter with respect to your shares (in the form attached as Exhibit C to the Solicitation Statement) and sign the Verification Letter a Cede & Co. Record Date Request Form with respect to your shares (in the form attached as Exhibit B-2 to the Solicitation Statement),

•	sign and date the DTC Instruction Letter (Exhibit B-1) and deliver it, along with the filled out Cede & Co. Record Date Request Form (Exhibit B-2), as well as the Verification Letter (Exhibit C), to DTC, and

•	once Cede & Co. executes the Cede & Co. Record Date Request Form, have it delivered back to the DTC participant, along with all supporting documentation, including the Verification Letter.

Step 2: Submit the following FIVE items to Harkins Kovler, LLC (“Harkins Kovler”), which is assisting the Icahn Participants, at 3 Columbus Circle, 15th Floor, New York, NY 10019, Telephone: +1 (212) 468-5380, Toll-free: +1 (800) 339-9883, Email: Icahn-OXY@HarkinsKovler.com:

1.	this signed and dated Record Date Request Form, with:

2.	Attachment A completed, and

3.	Appendix 1 completed,

4.	the completed, signed and dated Verification Letter received as discussed above, and

5.	the completed, signed and dated Cede & Co. Record Date Request Form received as discussed above.

Harkins Kovler will gather all such documents and coordinate the submission of such materials on behalf of the requesting stockholders to the Company.

If you have questions on how to fill out this Record Date Request Form or how to answer any of the questions in Attachment A or Appendix 1 below, please contact:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

ATTACHMENT A

STOCKHOLDER INFORMATION REQUIRED

TO BE DELIVERED AS PART OF A RECORD DATE REQUEST FORM

In this Attachment A, references to the requesting stockholder are, where the context requires, references to each person or entity included within the requesting stockholder. Beneficial ownership shall be determined in accordance with Rule 13d-3 under the Exchange Act.

(i)	The name and address of the requesting stockholder is set forth below:

(ii)	The requesting stockholder’s present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on is set forth below:

(iii)	State whether or not, during the past ten years, the requesting stockholder has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, give dates, nature of conviction, name and location of court, and penalty imposed or other disposition of the case. A negative answer need not be included:

(iv)	State the amount of each class of securities of the Company that the requesting stockholder owns beneficially, directly or indirectly:

(v)	State the amount of each class of securities of the Company that the requesting stockholder owns of record but not beneficially:

(vi)	Appendix 1 (which is incorporated by reference as if set forth in full herein) sets forth with respect to all securities of the Company purchased or sold by the requesting stockholder within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date.

(vii)	If any part of the purchase price or market value of any of the shares referred to in Appendix 1 is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, so state and indicate the amount of the indebtedness as of the latest practicable date. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction, and state the names of the parties:

(viii)	State whether or not the requesting stockholder is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof:

(ix)

State the amount of securities of the Company owned beneficially, directly or indirectly, by each of the requesting stockholder’s associates and the name and address of each such associate.

For purposes of this Record Date Request Form, “associate” means (a) any corporation or organization of which any the requesting stockholder is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (b) any trust or other estate in which the requesting stockholder has a substantial beneficial interest or as to which the requesting stockholder (or any person or entity within the requesting stockholder) serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of the requesting stockholder, or any relative of such spouse, who has the same home as the requesting stockholder or who is a director or officer of the Company or any of its parents or subsidiaries.

(x)	State the amount of each class of securities of any parent or subsidiary of the Company which the requesting stockholder owns beneficially, directly or indirectly:

(xi)	Describe any transaction, since January 1, 2018, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which the requesting stockholder or any of its associates had or will have a direct or indirect material interest. If there are any such transactions, disclose the information that would be required by Item 404(a) of Regulation S-K under the Exchange Act with respect to those transactions:

(xii)	State whether or not the requesting stockholder or any associates of the requesting stockholder have any arrangement or understanding with any person –

(A)	With respect to any future employment by the Company or its affiliates; or

(B)	With respect to any future transactions to which the Company or any of its affiliates will or may be a party.

If so, describe such arrangement or understanding and state the names of the parties thereto:

(xiii)	The requesting stockholder does not have any arrangements or understandings with any other person in connection with the Proposals or the Director Nominees except as set forth herein or the Solicitation Statement or as otherwise described below:

If you need to update or supplement the information contained herein, please make sure to deliver any update or supplement to Harkins Kovler as soon as possible:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Telephone: +1 (212) 468-5380

Toll-Free: +1 (800) 339-9883

Email: Icahn-OXY@HarkinsKovler.com

FAX: +1 (212) 468-5381

APPENDIX 1

PURCHASES AND SALES OF COMPANY SECURITIES BY THE REQUESTING STOCKHOLDER

The following is a summary of all purchases and sales of Company securities by the requesting stockholder within the past two years.

Trade Date	Buy/Sell	Quantity	Security

EXHIBIT B-1

DTC INSTRUCTION LETTER

REQUEST TO FIX A RECORD DATE

[DTC Participant Letterhead]

Date:

The Depository Trust Company

55 Water Street

New York, NY 10041

Attn: Proxy Department

RE:	Occidental Petroleum Corporation Common Stock, $0.20 Par Value (CUSIP number 674599105)
(DTC Participant account number: )

Gentlemen:

Please cause your nominee, Cede & Co., to sign the attached written request to fix a record date in connection with the proposed actions by written consent of stockholders (the “Cede & Co. Record Date Request Form”), with respect to              shares of the above-referenced securities credited to our DTC Participant account at                     , 2019.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned certifies to DTC and Cede & Co. that the information and facts set forth in the attached Cede & Co. Record Date Request Form are true and correct, including the following:

1.	The number of shares credited to our DTC Participant account that are beneficially owned by our customer.

2.	There have been no prior requests to DTC and Cede & Co. for the execution of a request similar to the attached Cede & Co. Record Date Request Form with respect to the shares referred to herein credited to our DTC participant for such customer; and

3.	The purposes for the request for the fixing of a record date are as stated in the attached Cede & Co. Record Date Request Form.

Please make the Cede & Co. Record Date Request Form available for pick-up by our contact              or Federal Express to              (contact:             ). Our Federal Express account number is             .

Very truly yours,

PARTICIPANT NAME:

By:
(manual signature of authorized person)

Name:

Title:

Medallion Stamp

EXHIBIT B-2

CEDE & CO. RECORD DATE REQUEST FORM

Cede & Co.

c/o The Depository Trust Company

55 Water Street

New York, NY 10041

Date

Occidental Petroleum Corporation

5 Greenway Plaza, Suite 110
Houston, Texas 77046

Attn: Corporate Secretary

Cede & Co., the nominee of The Depository Trust Company (“DTC”), is a holder of record of shares of common stock of Occidental Petroleum Corporation (the “Company”). DTC is informed by its Participant,              (the “Participant”), that on the date hereof              of such shares of common stock of the Company (the “Shares”) credited to Participant’s DTC account are beneficially owned by             , a customer of Participant.

At the request of Participant, on behalf of             , a customer of Participant, Cede & Co., as a holder of record of the Shares, hereby requests that you fix a record date (the “Record Date”) in connection with the proposed actions by written consent to adopt the proposals set forth in full under “Plans for the Special Meeting” in the solicitation statement filed by the Icahn Participants (as defined therein) on , 2019, which resolutions are incorporated herein by reference as if set forth in full herein.

The undersigned further requests that the Record Date be fixed as soon as possible after the Written Notice (as defined in the Solicitation Statement), signed by the Requisite Percentage (as defined in the Solicitation Statement) of stockholders of the Company, is delivered to the Company’s Secretary.

While Cede & Co. is furnishing this request as the stockholder of record of the Shares, it does so only at the request of Participant and only as a nominee for the true party in interest,             , a customer of Participant. Cede & Co., has no interest in this matter other than to take those steps which are necessary to ensure that             , a customer of the Participant, is not denied its rights as the beneficial owner of the Shares, and Cede & Co. assumes no further responsibility in this matter.

Very truly yours,
Cede & Co

Dated:	BY:

EXHIBIT C

VERIFICATION LETTER

[BROKERAGE FIRM, BANK NOMINEE OR

OTHER INSTITUTION LETTERHEAD]

[Month] [Day], 2019

To whom it may concern:

This is to confirm that [Brokerage Firm, Bank Nominee or Other Institution] (the “DTC Participant”) currently serves as a Custodian for [Investor Name]. As is typical of a custodian relationship, [Investor Name] can terminate its relationship with [Name of Brokerage Firm, Bank Nominee or other Institution] at any time or appoint other custodians.

As of [Month] [Day], 2019, [Investor Name] held [Number of Shares] shares of Occidental Petroleum Corporation (CUSIP 674599105) in record name as Cede & Co. through one or more of [DTC Participant’s Name]’s Depository Trust Company account(s).

Please feel free to contact me should you have any questions.

Sincerely,

[Representative Name]

[Name of Brokerage Firm, Bank Nominee or Other Institution]

This letter is specifically limited to the information provided herein relating to each of [Investor Name]’s accounts with [Name of Brokerage Firm, Bank Nominee or Other Institution] as of the date specified. The Investor may also be involved in other transactions with [Name of Brokerage Firm, Bank Nominee or Other Institution] outside of this relationship. The information contained above is provided in good faith by [Name of Brokerage Firm, Bank Nominee or Other Institution] for informational purposes only.

The data presented is static and does not take into account unsettled trades or other client activity that could affect balance information on a particular date. This information does not reflect any securities our client may have at other broker/dealers. Vendor pricing feeds used to aggregate the account value could contain errors that would affect the overall computation of a client’s balance. [Name of Brokerage Firm, Bank Nominee or Other Institution] shall not be held liable for any decisions, transactions, or other business undertaken in reliance of this information.

EXHIBIT D

As Amended ~~October 8, 2015~~on      , 2019

BY-LAWS

OF

OCCIDENTAL PETROLEUM CORPORATION

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

SECTION 1. Registered Office. The registered office of the Corporation shall be in the State of Delaware.

SECTION 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE II

MEETING OF STOCKHOLDERS

SECTION 1. Place and Conduct of Meetings. Meetings of the stockholders for the election of directors or for the transaction of only such other business as may properly be brought before the meeting in accordance with these By-laws shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Chairman of such meetings shall have plenary power and authority with respect to all matters relating to the conduct thereof including, without limitation, the authority to limit the amount of time which may be taken by any stockholder or stockholders, the authority to appoint and be advised by a parliamentarian, and the authority to appoint and to instruct a sergeant or sergeants at arms.

SECTION 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as may properly be brought before the meeting in accordance with these By-laws.

To be properly brought before the Annual Meeting, business must be either (a) specified in the notice of Annual Meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors, or (c) other than the election of directors (which is addressed in Article III), otherwise properly brought before the Annual Meeting by a stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 2.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice related to business other than the election of directors (which is addressed in Article III) must be delivered to or mailed to and received at the principal executive offices of the Corporation, not less than seventy (70) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. In no event shall the public announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with such business, (v) whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to distribute proxy materials, and (vi) a representation that the stockholder intends to appear, in person or by another person authorized in accordance with the General Corporation Law of the State of Delaware to act as proxy for the stockholder, at the Annual Meeting to present such business.

Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at the Annual Meeting except in accordance with the procedures set forth in this Section 2; provided, however, that nothing in this Section 2 shall be deemed to preclude discussion by any stockholder of any business properly brought before the Annual Meeting.

The Chairman of an Annual Meeting shall, if the facts warrant, determine and declare to the Annual Meeting that business was not properly brought before the Annual Meeting in accordance with the provisions of this Section 2, and if he should so determine, he shall so declare to the Annual Meeting and any such business not properly brought before the Annual Meeting shall not be transacted.

Written notice of the Annual Meeting stating the place, date and hour of the Annual Meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

SECTION 3. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by the Board of Directors or the Chairman of the Board. Subject to subsections (a) - (d) of this Article II, Section 3, a Special Meeting of Stockholders shall be called by the Secretary upon the written request of the record or beneficial holders of at least ~~25~~15% (or such other percentage as may be prescribed by the Certificate of Incorporation) of the outstanding common stock of the Corporation (the “Requisite Percent”). If a beneficial holder makes such a request, that beneficial stockholder shall prove its ownership of stock by providing documentary evidence of such beneficial ownership and provide a written attestation that such documentary evidence is a true and correct copy of what it purports to be. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

(a)	In order for a Stockholder Requested Special Meeting (as defined in this By-law) to be called, one or more requests for a Special Meeting must be signed by the Requisite Percent of record or beneficial holders (each a “Signing Stockholder” and together the “Signing Stockholders”) (or their duly authorized agents) and delivered by a stockholder (the “Proposing Stockholders”) to the Secretary (each, a “Special Meeting Request,” collectively, the “Special Meeting Requests”). The Special Meeting Request(s) shall be sent to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested. The Special Meeting Request(s) shall (i) set forth a statement of the specific purpose(s) of the meeting, the matters proposed to be acted on at the meeting and the reasons for conducting such business at the Special Meeting, (ii) bear the date of signature of each Signing~~such~~ S~~s~~tockholder (or duly authorized agent) signing the Special Meeting Request(s), (iii) set forth (A) the name and address~~, as they appear in the Corporation’s stock ledger,~~ of each ~~stockholder signing such request~~Signing Stockholder (or on whose behalf the Special Meeting Request is signed), and (B) the class, if applicable, and number of shares of stock of the Corporation that are owned of record and beneficially by each ~~such stockholder~~Signing Stockholder, (iv) set forth any material interest of each Proposing S~~s~~tockholder in the business desired to be brought before the Special Meeting, (v) set forth all information relating to each ~~such~~ Proposing S~~s~~tockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)~~,~~ and (vi) contain the information with respect to the Proposing Stockholder, if applicable, which shall be set forth in a stockholder’s notice as required by Article II, Section 2 of these By-laws. A stockholder may revoke his, her or its request for a Special Meeting at any time by written revocation delivered to the Secretary.

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(b)	The Secretary shall not be required to call a Special Meeting upon stockholder request (a “Stockholder Requested Special Meeting”) if (i) the Special Meeting Request(s) relates to an item of business that is not a proper subject for stockholder action under applicable law, or (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held not later than ~~ninety~~ sixty (~~90~~60) days after the Secretary’s receipt of the Special Meeting Request(s) and the purpose(s) of such meeting include the purpose(s) specified in the Special Meeting Request(s), with such determination being made in good faith by the Board of Directors.

(c)	A Stockholder Requested Special Meeting shall be held at such date, time and place within or without the State of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any Stockholder Requested Special Meeting shall be not more than ~~ninety~~ sixty (~~90~~60) days after the Secretary’s receipt of the properly submitted Special Meeting Request(s).

(d)	Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in the Special Meeting Request(s); provided, however, that nothing herein shall prohibit the Board from submitting matters to the stockholders at any Stockholder Requested Special Meeting.

SECTION 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the Chairman of such meeting or a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

SECTION 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-laws, any question brought before any meeting of stockholders shall be decided by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the subject matter. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. No vote at any meeting of stockholders need be by written ballot unless the Board of Directors, in its discretion, or the officer of the Corporation presiding at the meeting, in his discretion, specifically directs the use of a written ballot.

SECTION 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

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SECTION 7. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 8. Voting Procedures and Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.

SECTION 9. Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders or may be effected by a consent or consents in writing by the stockholders as provided by, and subject to the limitations in, the Certificate of Incorporation. In the event of the delivery, in the manner provided in the Certificate of Incorporation and applicable law, to the Corporation of a consent or consents to take corporate action in writing without a meeting and/or any related revocation or revocations, the Corporation may, and, if required by the Certificate of Incorporation, shall, designate an inspector or inspectors to discharge such duties as are contemplated or required by the Certificate of Incorporation.

ARTICLE III

DIRECTORS

SECTION 1. Number and Election of Directors. Subject to the rights, if any, of holders of preferred stock issued by the Corporation to elect directors of the Corporation, the Board of Directors shall consist of one or more directors, the number of which shall be ~~fourteen (14) until changed~~ established by resolution duly adopted by the Board of Directors or by a majority of stockholders from time to time. Except as provided in Section 3 of this Article III and subject to Section 12 of this Article III, directors shall be elected by a majority of the votes cast at Annual Meetings of Stockholders and each director so elected shall hold office until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of the stockholders for which the number of nominees exceeds the number of directors to be elected. No person shall be eligible for election as a director of the Corporation who shall have reached the age of seventy-five (75) at the date of such election, unless such requirement shall have been unanimously waived by the members of the Corporate Governance, Nominating and Social Responsibility Committee and such Committee’s action shall have been ratified and approved by a majority of the disinterested directors on the Board of Directors. Directors need not be stockholders.

SECTION 2. Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors, except as may be otherwise provided in the Certificate of Incorporation of the Corporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors of the Corporation may be made at any Annual Meeting (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at the Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 2 or (c) pursuant to Section 15.

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In addition to any other applicable requirements, for a nomination to be properly made by a stockholder pursuant to this Section 2 or Section 15, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely pursuant to this Section 2, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation between September 1 and November 30 of the year preceding the Annual Meeting. To be in proper written form, a stockholder’s notice to the Secretary pursuant to this Section 2 must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Exchange Act, and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder, (iii) a description of all arrangements or understandings between the stockholder or the beneficial owner, if any, on whose behalf the nomination is made and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, (iv) whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to distribute proxy materials, (v) a representation that the stockholder intends to appear, in person or by another person authorized in accordance with the General Corporation Law of the State of Delaware to act as proxy for the stockholder, at the Annual Meeting to nominate the persons named in the stockholder’s notice, and (vi) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2 or Section 15. If the Chairman of the Annual Meeting determines that a nomination was not made in accordance with this Section 2 or Section 15, the Chairman shall declare to the meeting that the nomination was defective and the defective nomination shall be disregarded.

SECTION 3. Vacancies. Any newly created directorship resulting from an increase in the number of directors or any other vacancy on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a newly created directorship resulting from an increase in the number of directors or any other vacancy shall hold office for a term that shall expire at the next Annual Meeting of Stockholders.

SECTION 4. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

SECTION 5. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, if there be one, the Chief Executive Officer, the President, or any three directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting, by telephone, telegram, email or telecopy on twenty-four hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

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SECTION 6. Quorum. Except as may be otherwise specifically provided by law, at all meetings of the Board of Directors or of any committee thereof, a majority of the members of the entire Board of Directors or of the said committee shall constitute a quorum for the transaction of business; and the act of a majority of the directors or members of the committee present at any meeting at which there is a quorum shall be the act of the Board of Directors or of the said committee, as the case may be. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors or members of the committee if any action taken is approved by at least a majority of the required quorum for that meeting. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, the directors or members of the committee present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 7. Actions of Board. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 8. Meetings by Means of Conference Telephone. Members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.

SECTION 9. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Meetings of any committee may be called by the Chairman of such committee, if there be one, or by any two members thereof other than such Chairman. Notice thereof stating the place, date and hour of the meeting shall be given to each member by mail not less than forty-eight hours before the date of the meeting; by telephone, telegram or telecopy on twenty-four hours notice; or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Each committee shall keep regular minutes and report to the Board of Directors when required.

The Board of Directors shall, and hereby does, designate a Strategic Review Committee, to consist of four directors of the Corporation, to be initially comprised of at least two Director Nominees, and such committee shall, to the fullest extent permitted by Section 141 of the Delaware General Corporation Law, have and may exercise all the powers and authority of the Board of Directors in conducting a strategic review process, including the power to engage a financial advisor, the possible sale of assets of the Corporation or a merger, sale, business combination or other extraordinary transaction involving the Corporation

SECTION 10. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated annual fee as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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SECTION 11. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

SECTION 12. Resignation of Directors. In an uncontested election, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election (a “Majority Against Vote”) shall promptly tender his or her resignation following certification of the stockholder vote by the Inspector of Elections. Unless accepted earlier by the Board of Directors, such resignation shall become effective on October 31st of the year of the election.

Notwithstanding the obligation to resign for a Majority Against Vote, any director may resign at any time for any other reason. In such instance, the resignation shall be effective upon giving written notice to the Secretary, unless the notice specifies a later time for such resignation to become effective, and no action shall be required by the Board of Directors for the resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective.

SECTION 13. Chairman of the Board of Directors. The Board of Directors shall annually elect one of its Independent Directors (as defined in the Corporation’s Corporate Governance Policies adopted from time to time) to be Chairman of the Board of Directors. The Chairman shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and exercise such other powers as from time to time may be assigned to him by these By-laws or by the Board of Directors. During the absence or disability of the Chairman of the Board of Directors for any reason, the Vice Chairman of the Board of Directors shall exercise the powers and discharge the duties of the Chairman. If there is no Vice Chairman, or, if the Vice Chairman is absent or unable to perform such duties, such other Independent Director as the Board of Directors may designate shall exercise the powers and discharge the duties of the Chairman.

SECTION 14. Vice Chairman of the Board of Directors. The Board of Directors may annually elect one of its Independent Directors to be Vice Chairman of the Board of Directors. The Vice Chairman of the Board of Directors shall perform the duties specified in Section 13 above in the absence or disability of the Chairman of the Board of Directors and shall perform such duties and may exercise such powers as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board of Directors.

SECTION 15. Stockholder Nominations Included in the Corporation’s Proxy Materials.

(a) Subject to the provisions of this Section 15, if expressly requested in the relevant Nomination Notice (as defined below), the Corporation shall include in its proxy statement for any Annual Meeting of Stockholders: (i) the name of any person nominated for election (the “Stockholder Nominee”), which shall also be included on the Corporation’s form of proxy and ballot, by any Eligible Stockholder (as defined below) or group of up to 20 Eligible Stockholders that, as determined by the Board of Directors or its designee acting in good faith, has (individually and collectively, in the case of a group) satisfied all applicable conditions and complied with all applicable procedures set forth in this Section 15 (such Eligible Stockholder or group of Eligible Stockholders being a “Nominating Stockholder”); (ii) disclosure about the Stockholder Nominee and the Nominating Stockholder required under the rules of the Securities and Exchange Commission or other applicable law to be included in the proxy statement; (iii) any statement included by the Nominating Stockholder in the Nomination Notice for inclusion in the proxy statement in support of the Stockholder Nominee’s election to the Board of Directors (subject, without limitation, to Section 15(e)(ii)), if such statement does not exceed 500 words; and (iv) any other information that the Corporation or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the nomination of the Stockholder Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 15.

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(b) (i) The Corporation shall not be required to include in the proxy statement for an Annual Meeting of Stockholders more Stockholder Nominees than that number of directors constituting 20% of the total number of directors of the Corporation on the last day on which a Nomination Notice may be submitted pursuant to this Section 15 (rounded down to the nearest whole number, but not less than two) (the “Maximum Number”). The Maximum Number for a particular Annual Meeting shall be reduced by: (1) Stockholder Nominees whose nominations are subsequently withdrawn; (2) Stockholder Nominees who the Board of Directors itself decides to nominate for election at such Annual Meeting; (3) the number of incumbent directors or director candidates that in either case will be included in the Corporation’s proxy statement for an Annual Meeting of Stockholders as an unopposed (by the Corporation) nominee pursuant to any agreement, arrangement or other understanding with any stockholder or group of stockholders; and (4) the number of incumbent directors who had been Stockholder Nominees, or nominees of a stockholder pursuant to the advance notice requirements set forth in Section 2 of this Article III, at any of the preceding three Annual Meetings of Stockholders and whose reelection at the upcoming Annual Meeting is being recommended by the Board of Directors. In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 15(d) but before the date of the Annual Meeting and the Board of Directors resolves to reduce the size of the board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(ii) If the number of Stockholder Nominees pursuant to this Section 15 for any Annual Meeting of Stockholders exceeds the Maximum Number then, promptly upon notice from the Corporation, each Nominating Stockholder will select one Stockholder Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of shares of the Corporation’s common stock that each Nominating Stockholder disclosed as owned in its Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Stockholder Nominee. If, after the deadline for submitting a Nomination Notice as set forth in Section 15(d), a Nominating Stockholder becomes ineligible or withdraws its nomination or a Stockholder Nominee becomes ineligible or unwilling to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, the Corporation: (1) shall not be required to include in its proxy statement or on any ballot or form of proxy the Stockholder Nominee or any successor or replacement nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder and (2) may otherwise communicate to its stockholders, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Stockholder Nominee will not be included as a Stockholder Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the Annual Meeting.

(c) (i) An “Eligible Stockholder” is a person who has either (1) been a record holder of the shares of common stock of the Corporation used to satisfy the eligibility requirements in this Section 15(c) continuously for the three-year period specified in subsection (c)(ii) of this Section 15 below or (2) provides to the Secretary of the Corporation, within the time period referred to in Section 15(d), evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors or its designee, acting in good faith, determines acceptable.

(ii) An Eligible Stockholder or group of up to 20 Eligible Stockholders may submit a nomination in accordance with this Section 15 only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) (as adjusted for any stock splits, stock dividends or similar events) of shares of the Corporation’s common stock throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number of shares through the date of the Annual Meeting. The following shall be treated as one Eligible Stockholder if such Eligible Stockholder shall provide together with the Nomination Notice documentation reasonably satisfactory to the Board of Directors or its designee that demonstrates compliance with the following criteria: (1) funds under common management and investment control; (2) funds under common management and funded primarily by the same employer; or (3) a “family of investment companies” or a “group of investment companies” (each as defined in the Investment Company Act of 1940, as amended). For the avoidance of doubt, in the event of a nomination by a group of Eligible Stockholders, any and all requirements and obligations for a given Eligible Stockholder that are set forth in this Section 15, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Stockholders at any time prior to the Annual Meeting of Stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.

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(iii) The “Minimum Number” of shares of the Corporation’s common stock means 3% of the number of outstanding shares of common stock as of the most recent date for which such amount is given in any filing by the Corporation with the SEC prior to the submission of the Nomination Notice.

(iv) For purposes of this Section 15, an Eligible Stockholder “owns” only those outstanding shares of the Corporation’s common stock as to which such Eligible Stockholder possesses both: (1) the full voting and investment rights pertaining to such shares and (2) the full economic interest in (including the opportunity for profit from and the risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares (x) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding capital stock of Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree any gain or loss arising from the full economic ownership of such shares by such Eligible Stockholder or any of its affiliates, but not including any hedging with respect to currency risk, interest-rate risk or, using a broad index-based hedge, equity risk. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares provided that the Eligible Stockholder has the power to recall such loaned shares on five business days’ notice and provides a representation that it (1) will promptly recall such loaned shares upon being notified that any of its Stockholder Nominees will be included in the Corporation’s proxy materials and (2) will continue to hold such shares through the date of the Annual Meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Corporation are “owned” for these purposes shall be determined by the Board of Directors or its designee acting in good faith. For purposes of this Section 15(d)(iv), the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

(v) No Eligible Stockholder shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any Eligible Stockholder appears as a member of more than one group, such Eligible Stockholder shall be deemed to be a member of only the group that has the largest ownership position as reflected in the Nomination Notice.

(d) To nominate a Stockholder Nominee pursuant to this Section 15, the Nominating Stockholder must submit to the Secretary of the Corporation all of the following information and documents (collectively, the “Nomination Notice”), not less than 120 days nor more than 150 days prior to the anniversary of the date that the Corporation mailed its proxy statement for the prior year’s Annual Meeting; provided, however, that if (and only if) the Annual Meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the preceding year’s Annual Meeting of Stockholders and ends 30 days after the first anniversary date of the preceding year’s Annual Meeting of Stockholders (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such Other Meeting Date or the tenth day following the date such Other Meeting Date is first publicly announced or disclosed (in no event shall the adjournment or postponement of an Annual Meeting, or the announcement thereof, commence a new time period (or extend any time period) for the giving of the Nomination Notice):

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(i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven (7) calendar days prior to the date of the Nomination Notice, the Nominating Stockholder owns, and has continuously owned for the preceding three (3) years, the Minimum Number of shares, and the Nominating Stockholder’s agreement to provide, within five (5) business days after the record date for the Annual Meeting, written statements from the record holder and intermediaries verifying the Nominating Stockholder’s continuous ownership of the Minimum Number of shares through the record date;

(ii) immediate notice if the Nominating Stockholder ceases to own the Minimum Number of shares prior to the date of the Annual Meeting;

(iii) a copy of the Schedule 14N (or any successor form) relating to the Stockholder Nominee, completed and filed with the Securities and Exchange Commission by the Nominating Stockholder as applicable, in accordance with Securities and Exchange Commission rules;

(iv) the written consent of each Stockholder Nominee to being named in the Corporation’s proxy statement, form of proxy and ballot as a nominee and to serving as a director if elected;

(v) a written notice of the nomination of such Stockholder Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including, for the avoidance of doubt, each group member): (1) the information that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 2 of this Article III; (2) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Nominating Stockholder with respect to the Corporation’s securities; (3) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (4) a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation; (5) a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election to the Board of Directors at the Annual Meeting any person other than such Nominating Stockholder’s Stockholder Nominee(s); (6) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (without reference to the exception in Section 14a-(l)(2)(iv)) with respect to the Annual Meeting, other than with respect to such Nominating Stockholder’s Stockholder Nominee(s) or any nominee of the Board of Directors; (7) a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Stockholder Nominee at the Annual Meeting (8) a representation and warranty that the Stockholder Nominee’s candidacy or, if elected, board membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation’s securities are traded (the “Stock Exchange Rules”); (9) a representation and warranty that the Stockholder Nominee: (A) qualifies as independent under the Stock Exchange Rules; (B) meets the audit committee and compensation committee independence requirements under the Stock Exchange Rules; (C) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (D) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision); (E) meets the director qualifications set forth in Section 1 of this Article III; and (F) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933 or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee; (10) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 15(c); (11) a representation and warranty that the Nominating Stockholder will continue to satisfy the eligibility requirements described in Section 15(c) through the date of the Annual Meeting; (12) a representation as to the Nominating Stockholder’s intentions with respect to continuing to hold the Minimum Number of shares for at least one year following the Annual Meeting; (13) details of any position of the Stockholder Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three years preceding the submission of the Nomination Notice; (14) if desired, a statement for inclusion in the proxy statement in support of the Stockholder Nominee’s election to the Board of Directors, provided that such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder; and (15) in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination; and

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(vi) an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee acting in good faith, pursuant to which the Nominating Stockholder (including each group member) agrees: (1) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election; (2) to file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Stockholder Nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation; (3) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder or the Stockholder Nominee nominated by such Nominating Stockholder with the Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Nomination Notice; (4) to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder or Stockholder Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements or representations under this Section 15; (5) in the event that any information included in the Nomination Notice, or any other communication by the Nominating Stockholder (including with respect to any group member) with the Corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or due to a subsequent development omits a material fact necessary to make the statements made not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission; and (6) in the event that the Nominating Stockholder (including any group member) has failed to continue to satisfy the eligibility requirements described in Section 15(c), to promptly notify the Corporation; and

(vii) an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, by the Stockholder Nominee: (1) to provide to the Corporation such other information, including completion of the Corporation’s director nominee questionnaire, as it may reasonably request; (2) that the Stockholder Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Corporation’s Corporate Governance Policies and Code of Business Conduct and any other Corporation policies and guidelines applicable to directors; and (3) that the Stockholder Nominee is not and will not become a party to (A) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity (a “Compensation Arrangement”) in connection with such person’s nomination or candidacy for director of the Corporation that has not been disclosed to the Corporation prior to or concurrently with the Nominating Stockholder’s submission of the Nomination Notice, (B) any Compensation Arrangement in connection with service or action as a director of the Corporation, (C) any agreement, arrangement or understanding with any person or entity as to how the Stockholder Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Corporation prior to or concurrently with the Nominating Stockholder’s submission of the Nomination Notice or (D) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties under applicable law.

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The information and documents required by this Section 15(d) shall be (i) provided with respect to and executed by each group member of the Nominating Stockholder; and (ii) provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Stockholder or group member that is an entity. The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 15(d) (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(e) (i) Notwithstanding anything to the contrary contained in this Section 15, the Corporation may omit from its proxy statement any Stockholder Nominee, and any information concerning such Stockholder Nominee (including a Nominating

Stockholder’s statement in support), and in such case no vote on such Stockholder Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Stockholder Nominee, if: (1) the Corporation receives a notice that a stockholder intends to nominate a candidate for director at the Annual Meeting pursuant to the advance notice requirements set forth in Section 2 of this Article III without such stockholder’s notice expressly electing to have such director candidate(s) included in the Corporation’s proxy statement pursuant to this Section 15; (2) the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the Annual Meeting to present the nomination submitted pursuant to this Section 15 or the Nominating Stockholder withdraws its nomination; (3) the Board of Directors, acting in good faith, determines that such Stockholder Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these By-laws or the Certificate of Incorporation or any applicable law, rule or regulation to which the Corporation is subject, including the Stock Exchange Rules; (4) the Stockholder Nominee was nominated for election to the Board of Directors pursuant to this Section 15 at one of the Corporation’s two preceding Annual Meetings of Stockholders and either withdrew from or became ineligible or unavailable for election at such Annual Meeting or received a vote of less than 25% of the shares of common stock entitled to vote for such Stockholder Nominee; (5) the Stockholder Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; or (6) the Corporation is notified, or the Board of Directors or its designee acting in good faith determines, that a Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 15(c), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement made not misleading), the Stockholder Nominee becomes unwilling or unable to serve on the Board of Directors or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Stockholder Nominee under this Section 15.

(ii) Notwithstanding anything to the contrary contained in this Section 15, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Stockholder Nominee included in the Nomination Notice, if the Board of Directors or its designee in good faith determines that: (1) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (2) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority; (3) the inclusion of such information in the proxy statement would otherwise violate the Securities and Exchange Commission proxy rules or any other applicable law, rule or regulation or (4) the inclusion of such information in the proxy statement would impose a material risk of liability upon the Corporation.

The Company may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.

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ARTICLE IV

OFFICERS

SECTION 1. General. The officers of this Corporation shall be chosen by the Board of Directors and shall be the Chief Executive Officer, a President, a Chief Financial Officer and a Secretary, and may include a Senior Operating Officer, any number of Executive Vice Presidents, one or more of whom may be designated Senior Executive Vice President, any number of Vice Presidents with such rank as the Board of Directors may designate, any number of Assistant Secretaries, a Treasurer, and any number of Assistant Treasurers. One of such Executive Vice Presidents or Vice Presidents shall be designated Chief Financial Officer and shall have responsibility, subject to the direction of the Board of Directors, the Chief Executive Officer and the President, for the management of the Corporation’s financial affairs. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-laws. The officers of the Corporation need not be stockholders of the Corporation nor, need such officers be directors of the Corporation.

SECTION 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in an office of the Corporation shall be filled by the Board of Directors.

SECTION 3. Remuneration. The Board of Directors shall have the power to fix and determine the salaries and other remuneration, and the terms and conditions thereof, of all executive officers of the Corporation.

SECTION 4. Section Intentionally Omitted.

SECTION 5. Section Intentionally Omitted.

SECTION 6. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business and affairs of the Corporation, shall have plenary power to issue orders and instructions to all officers and employees of the Corporation, and shall see that all orders and resolutions of the Board of Directors and the Executive Committee, if any, are carried into effect. Except where by law the signature of the Chairman of the Board or the President is required, the Chief Executive Officer shall possess the power to enter into and sign all contracts, certificates and other instruments of the Corporation, and shall have the power to delegate any portion of his authority under these By-laws to any other officer of the Corporation. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-laws or by the Board of Directors.

SECTION 7. President. The President shall perform such duties and have such powers as these By-laws, the Board of Directors or the Chief Executive Officer may from time to time prescribe.

SECTION 8. Senior Operating Officer. The Senior Operating Officer shall perform such duties and have such powers as are prescribed for Executive Vice Presidents and Vice Presidents under these By-laws and under any resolution of the Board of Directors and shall perform such additional duties and have such additional powers as these By-laws, the Board of Directors or the Chief Executive Officer may from time to time prescribe.

SECTION 9. Executive Vice Presidents and Vice Presidents. Each Executive Vice President or Vice President shall perform such duties and have such powers as these By-laws, the Board of Directors or the Chief Executive Officer from time to time may prescribe.

SECTION 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chairman of the Board of Directors, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be any, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

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SECTION 11. Treasurer. Subject to the direction of the Chief Financial Officer, the Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

SECTION 12. Assistant Secretaries. Except as may be otherwise provided in these By-laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board of Directors, the President, any Vice President, if there be any, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

SECTION 13. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board of Directors, the President, any Vice President, if there be any, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

SECTION 14. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

SECTION 15. Officers of Divisions. The officers of divisions of the Corporation shall perform such duties and may exercise such powers as the Chief Executive Officer may from time to time prescribe.

ARTICLE V

STOCK

SECTION 1. Uncertificated Shares. Effective April 25, 2003, the shares of Common Stock of the Corporation shall be uncertificated. Notwithstanding that the shares of Common Stock of the corporation shall be uncertificated, every holder of stock of any class or series in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman or Vice Chairman, if any, of the Board of Directors, or the President, an Executive Vice President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form.

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SECTION 2. Signatures. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate to be issued in accordance with Section 1 of this Article V in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

SECTION 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-laws. Transfers of stock shall be made on the books of the Corporation (i) in the case of uncertificated shares, only by the person named in the stock register of the Corporation, by an attorney lawfully constituted in writing by such person or by any other representative of such person acceptable to the Corporation, and (ii) in the case of shares registered in certificate form, only by the person named in the certificate, by an attorney lawfully constituted in writing by such person or by any other representative of such person acceptable to the Corporation and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued in accordance with Section 1 of this Article V.

SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

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ARTICLE VI

NOTICES

SECTION 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable or by facsimile or other electronic transmission. Notice given by any such means shall be deemed to have been given at the time delivered, sent or transmitted.

SECTION 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII

GENERAL PROVISIONS

SECTION 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

SECTION 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

SECTION 5. Stock Held by Corporation. Powers of attorney, proxies, waivers of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name and on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, or such other officer or officers as the Board of Directors or the Chairman of the Board may designate, and any such officer shall have full power and authority on behalf of the Corporation, in person or by proxy, to attend, and to act and vote at, any meeting of stockholders of any corporation in which the Corporation may hold securities, and at any such meeting shall possess, and may exercise, any and all of the rights and powers incident to the ownership of such securities.

ARTICLE VIII

INDEMNIFICATION

SECTION 1. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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SECTION 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 3. Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or Section 2 of this Article VIII, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

SECTION 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information, opinions, reports or statements supplied to him by the officers or employees of the Corporation or another enterprise in the course of their duties, or by a committee of the Board of Directors of the Corporation, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports or statements made to the Corporation or another enterprise by an independent certified public accountant, by an appraiser or by another person selected with reasonable care by or on behalf of the Corporation or another enterprise as to matters such person reasonably believes are within such certified public accountant’s, appraiser’s, or other person’s professional or expert competence. The term “another enterprise” as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

SECTION 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application.

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SECTION 6. Expenses Payable in Advance. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

SECTION 7. Non-exclusivity and Survival of Indemnification. The indemnification and advancement of expenses provided by this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise. The indemnification and advancement of expenses provided by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

SECTION 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII.

SECTION 9. Meaning of “Corporation” for Purposes of Article VIII. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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EXHIBIT E

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

RESOLVED, that Article V of the Restated Certificate of Incorporation, as amended, of this Corporation be amended so that in its entirety, said Article V shall read as set forth below:

“ARTICLE V

A. All actions required or permitted to be taken by the holders of Common Stock of the Corporation may be effected by the written consent of such holders pursuant to Section 228 of the DGCL; provided that no such action may be effected except in accordance with the provisions of this Article V.A and applicable law.

~~(a)~~	~~Request for Record Date. The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article V.A. Any holder of Common Stock of the Corporation seeking to have such stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary of this Corporation, delivered to this Corporation and signed by holders of record at the time such notice is delivered holding shares representing in the aggregate at least 20% of the outstanding shares of Common Stock of the Corporation, request that a record date be fixed for such purpose. The written notice must contain the information set forth in paragraph (b) of this Article V.A. Following delivery of the notice, the Board of Directors shall, by the later of (i) 20 days after delivery of a valid request to set a record date and (ii) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written consent under paragraph (c) of the Article V.A, determine the validity of the request and whether the request relates to an action that may be taken by written consent and, if appropriate, adopt a resolution fixing the record date for such purpose (unless the Board of Directors shall have previously fixed a record date therefor). The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a notice complying with the second and third sentences of this paragraph (a) has been duly delivered to the Secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date after the expiration of the ten day time period on which a signed written consent relating to the action taken or proposed to be taken by written consent is delivered to the Corporation in the manner described in paragraph (f) of this Article V.A; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action~~

~~.~~

~~(b)~~	~~Notice Requirements. Any notice required by paragraph (a) of this Article V.A must be delivered by the holders of record of at least twenty percent (20%) of the outstanding shares of Common Stock of the Corporation entitled to vote on the matter (with evidence of such ownership attached to the notice), must describe the action proposed to be taken by written consent of stockholders and must contain (i) such information and representations, to the extent applicable, then required by the By-laws of the Corporation, as amended from time to time, as though such stockholder was intending to make a nomination of persons for election to the Board of Directors or to bring any other matter before a meeting of stockholders, as applicable, and (ii) the text of the proposed action to be taken (including the text of any resolutions to be adopted by written consent of stockholders and the language of any proposed amendment to the By-laws of the Corporation). The Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by the Corporation to determine whether the request relates to an action that may be effected by written consent under paragraph (c) of this Article V.A.~~

(~~c~~a)	~~Actions Which May Be Taken by Written Consent. Stockholders are not entitled to act by written consent if (i) the action relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the request for a record date for such action is delivered to the Corporation during the period commencing 90 days prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) 30 calendar days after the first anniversary of the date of the immediately preceding annual meeting, (iii) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election or removal of directors, was presented at a meeting of stockholders held not more than 12 months before the request for a record date for such action is delivered to the Corporation, (iv) a Similar Item consisting of the election or removal of directors was presented at a meeting of stockholders held not more than 90 days before the request for a record date was delivered to the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (v) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholders meeting that has been called by the time the request for a record date is delivered to the Corporation but not yet held, (vi) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law, or (vii) sufficient written consents are not dated and delivered to the Corporation prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting.~~

(~~d~~a)	Manner of Consent Solicitation. Holders of Common Stock of the Corporation may take action by written consent only if consents are solicited by the stockholder or group of stockholders seeking to take action by written consent of stockholders from all holders of capital stock of this Corporation entitled to vote on the matter and in accordance with applicable law.

(~~e~~b)	Date of Consent. Every written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this paragraph and in paragraph (~~f~~c) and (d) as a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by paragraph (~~f~~d) of this Article V.A, consents signed by a sufficient number of stockholders to take such action are so delivered to this Corporation.

(~~f~~c) (d)

Record Date. The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be the date on which the first validly executed Consent is delivered to the Corporation in the manner required by paragraph (d) of this Article V.A.

Delivery of Consents. ~~No Consents may be dated or delivered to the Corporation or its registered office in the State of Delaware until 60 days after the delivery of a valid request to set a record date.~~ Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of Consents, the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the action to which the Consents relate is the election or removal of one or more members of the Board of Directors, the Secretary of this Corporation, or such other officer of the Corporation as the Board of Directors may designate, as the case may be, shall promptly designate one or more persons, who shall not be members of the Board of Directors, to serve as inspector(s) with respect to such Consent, and such inspector(s) shall discharge the functions of the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, as the case may be, under this Article V.A. If after such investigation the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate or the inspector(s), as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of this Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate or the inspector(s), as the case may be, may, at the expense of this Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

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(~~g~~de)	Effectiveness of Consent. Notwithstanding anything in the Certificate of Incorporation to the contrary, no action may be taken by written consent of the holders of Common Stock of the Corporation except in accordance with this Article V.A. If the Board of Directors shall determine that any ~~request to fix a record date or to take~~ stockholder action by written consent was not properly made in accordance with, or relates to an action that may not be effected by written consent pursuant to, this Article V.A, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article V.A, then ~~the Board of Directors shall not be required to fix a record date and~~ any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. No action by written consent without a meeting shall be effective until such date as the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate, or the inspector(s), as applicable, certify to this Corporation that the Consents delivered to this Corporation in accordance with paragraph (f) of this Article V.A, represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and the Certificate of Incorporation.

(~~h~~ef)	Challenge to Validity of Consent. Nothing contained in this Article V.A shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the inspector(s), as the case may be, or to prosecute or defend any litigation with respect thereto.

(fg~~i~~)	Board-solicited Stockholder Action by Written Consent. Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article V.A shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

B. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or the Chairman of the Board of Directors. Subject to compliance with the procedures set forth in the By-laws of the Corporation, special meetings ~~may~~ shall be called by the Secretary of the Corporation upon the written request of the record or beneficial holders of at least ~~25~~15% of the outstanding common stock of the Corporation. Special meetings of stockholders of the Corporation may not be called by any other person or persons.”

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